                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            -------------------------


                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):

SEPTEMBER 5, 1996
----------------------------------------------------------------


STRUTHERS INDUSTRIES, INC.
---------------------------------------------------------------
(Exact name of registrant as specified in its charter)



DELAWARE                                         0-2707                              73-0746455
(State or other jurisdiction               (Commission File Number)             (IRS Employer
  of incorporation)                                                             Identification No.)



1875 CENTURY PARK EAST, SUITE 200; LOS ANGELES, CALIFORNIA  90067
-----------------------------------------------------------------
(Address of principal executive offices)

Registrant's telephone number, including area code (310) 557-1875

                           STRUTHERS INDUSTRIES, INC.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

         As was indicated on Form 8-K filed by Struthers Industries, Inc. (the "Company") on September 20, 1996, on which the acquisition by the Company on September 5, 1996 of one hundred percent of the common stock of WINCOM Corp., a Delaware corporation ("WINCOM"), was reported, at that time it was impracticable to provide the financial statements of WINCOM for the period ended June 30, 1996. Such financial statements are now provided herein by this amendment.

         (b)  PRO FORMA FINANCIAL INFORMATION.

         As was also indicated on Form 8-K filed by the Company on September 20, 1996, on which the acquisition by the Company on September 5, 1996 of one hundred percent of the common stock of WINCOM was reported, at that time it was impracticable to provide the required pro forma financial information for such acquisition. Such pro forma financial information is now provided herein by this amendment.

                                  WINCOM CORP.

   (PREVIOUSLY WORLD INTEGRATED NETWORK OF COMPANIES, INC.) AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)

                                    CONTENTS


                                                                                                                   Page
Independent auditors' report..................................................................................      F-2
Audited Financial statements for the years ended December 31, 1994 and 1995
  Balance sheet...............................................................................................      F-3
  Statements of operations....................................................................................      F-4
  Statements of stockholders' equity..........................................................................      F-5
  Statements of cash flows....................................................................................      F-6
  Notes to financial statements...............................................................................      F-8
Unaudited financial statements
  Balance sheet at June 30, 1996 (unaudited)..................................................................     F-19
  Statement of operations for three months ended June 30, 1995 and 1996
     (unaudited)..............................................................................................     F-20
  Statement of changes in stockholders' equity for the period January 1, 1996 through
     June 30, 1996 (unaudited)................................................................................     F-21
  Statement of cash flows for the six months ended June 30, 1995 and 1996
     (unaudited)..............................................................................................     F-22
  Notes to financial statements...............................................................................     F-24

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders of World Integrated Network of Companies, Inc.

         We have audited the accompanying balance sheet of World Integrated Network of Companies, Inc. and Subsidiaries (a development stage company) as of December 31, 1995, and the related statements of operations, stockholders' equity, and cash flows for the year ended December 31, 1995 and for the period from inception (June 9, 1993) to December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of World Integrated Network of Companies, Inc. and Subsidiaries as of December 31, 1995, and the results of its operations and its cash flows for the year ended December 31, 1995 and for the period from inception (June 9, 1993) to December 31, 1995 in conformity with generally accepted accounting principles.

         The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 17 to the financial statements, the Company has agreed to merge with a public company in exchange for approximately ninety-four percent of the public company's common stock. The majority of the Company's asset acquisitions are contingent upon the closing of that merger. Should the merger not close, those transactions could be rescinded, the assets returned to the seller and the Company's stock canceled; yet the Company could still be subject to significant liabilities. These conditions raise substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters also are described in Note
17. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                                                              BDO SEIDMAN, LLP

February 9, 1996
except for Notes 17, 18 and 19, which are as of June 14, 1996

          WORLD INTEGRATED NETWORK OF COMPANIES, INC. AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)

                                  BALANCE SHEET


                                                  ASSETS                                   December 31,
                                                                                               1995
                                                                                          -------------

Current assets
  Cash ............................................................................       $     330,767
  Inventory (Note 3) ..............................................................             438,654
  Prepaid expenses (Note 2) .......................................................             656,689
  Loans receivable ................................................................               6,175
                                                                                          -------------
          Total current assets ....................................................           1,432,285
                                                                                          -------------
Property and equipment, net (Note 8) ..............................................             206,831
                                                                                          -------------
Other assets
  FCC licenses (Note 9) ...........................................................          79,048,589
  Contract for IVDS system build out (Note 9) .....................................           4,600,080
  Real estate held for investment (Note 5) ........................................          28,431,335
  Annuities (Note 4) ..............................................................           6,643,427
  Investment in unconsolidated related company (Note 7) ...........................             615,973
  Other licenses (Note 11) ........................................................             232,497
  Trust deed receivable ...........................................................              49,151
  Loans receivable from related company ...........................................              13,850
  Intellectual property rights ....................................................                  --
                                                                                          -------------
          Total other assets ......................................................         119,634,902
                                                                                          -------------
                                                                                          $ 121,274,018
                                                                                          =============
                                   LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
  Accounts payable ................................................................       $   1,080,444
  Accrued commissions .............................................................           1,328,024
  Accrued officer compensation ....................................................              93,742
  Payroll taxes ...................................................................             469,002
  Accrued interest ................................................................             468,814
  Loans from related parties ......................................................               8,500
  Debentures payable (Note 12) ....................................................             115,300
  Demand loans payable (Note 12) ..................................................             562,215
  Contract obligation (Note 14) ...................................................          12,500,000
                                                                                          -------------
          Total current liabilities ...............................................          16,626,041
                                                                                          -------------
Long-term liabilities
  Installment obligations to FCC (Notes 9 and 13) .................................          16,457,650
Commitments and contingencies (Notes 15 and 18)
Stockholders' equity (Notes 14 and 18)
  Common stock ....................................................................              55,342
  Additional paid-in capital ......................................................             699,690
  Preferred stock
     Series "A" ...................................................................          10,834,089
     Series "B" ...................................................................          19,989,032
     Series "C" ...................................................................          93,967,500
  Shares issued for future obligations ............................................          (4,529,639)
  Shares issued to entities with a major investment in the Company's stock (Note 6)         (10,892,992)
  Deficit accumulated during development stage ....................................         (21,932,695)
                                                                                          -------------
          Total stockholders' equity ..............................................          88,190,327
                                                                                          -------------
                                                                                          $ 121,274,018
                                                                                          =============

       See independent auditors' report and notes to financial statements.

          WORLD INTEGRATED NETWORK OF COMPANIES, INC. AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)

                            STATEMENTS OF OPERATIONS


                                                                                                 From Inception
                                                             Year Ended         Year Ended      (June 9, 1993) to
                                                            December 31,       December 31,        December 31,
                                                                1995               1994                1995
                                                            ------------       ------------      ----------------
Revenues ............................................       $     11,530                 --        $     11,530
                                                            ------------        -----------        ------------
General and administrative
  Compensation and related ..........................          1,314,721            358,765           1,762,938
  Management fee ....................................                 --                 --             610,000
  Consulting and contract labor .....................          2,337,618            564,667           3,027,269
  Financing commissions .............................          2,150,939                 --           2,150,939
  General operating .................................          1,175,144            279,469           1,472,070
  Lodging, meals and entertainment ..................            721,029            212,965           1,039,097
  Office occupancy ..................................            134,923            211,100             390,980
  Real estate operations ............................            420,570                 --             420,570
  Research and development ..........................            161,141                 --             161,141
  Reserve on real estate held for investment (Note 5)          8,000,000                 --           8,000,000
                                                            ------------        -----------        ------------
          Total general and administrative ..........         16,416,085          1,626,966          19,035,004
                                                            ------------        -----------        ------------
Loss from operations ................................        (16,404,555)        (1,626,966)        (19,023,474)
                                                            ------------        -----------        ------------
Other income (expense)
  Interest income ...................................            143,427                 --             143,427
  Other deductions ..................................            (23,641)        (2,509,339)         (2,542,080)
  Interest expense ..................................           (495,081)           (15,487)           (510,568)
                                                            ------------        -----------        ------------
          Total other income (expense) ..............           (375,295)        (2,524,826)         (2,909,221)
                                                            ------------        -----------        ------------
Net loss ............................................       $(16,779,850)       $(4,151,792)       $(21,932,695)
                                                            ============        ===========        ============

       See independent auditors' report and notes to financial statements.

          WORLD INTEGRATED NETWORK OF COMPANIES, INC. AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)

                       STATEMENTS OF STOCKHOLDERS' EQUITY
               FROM INCEPTION (JUNE 9, 1993) TO DECEMBER 31, 1995


                                                                                                         Preferred Stock
                                                                                                     ----------------------
                                                      Common Stock                Paid-In                  Series "A"
                                                 ----------------------                              ----------------------
                                                 Shares           Amount          Capital            Shares          Amount
                                                 ------           ------          -------            ------          ------
Balance at, inception from (June 9,
  1993) to December 31, 1995 .........                --        $     --        $         --             --       $        --
Issued common stock for expenses
  paid by sole shareholder and
  related parties ....................         4,620,000           4,620             605,380             --                --
Net loss from inception (June 9,
  1993) to December 31, 1993 .........                --              --                  --             --                --
                                             -----------        --------        ------------        -------       -----------
Balance at December 31, 1993 .........         4,620,000           4,620             605,380             --                --
Common stock issued in exchange for:
  License ............................        15,700,000          15,700             (15,700)            --                --
  Debt ...............................            50,000              50             139,810             --                --
Preferred stock issued in exchange
  for:
  Debentures .........................                --              --                  --         25,675           428,000
  Related party debt .................                --              --                  --        149,970         2,500,000
Sold preferred stock .................                --              --                  --         63,170         1,052,982
Net loss for year ending December
  31, 1994 ...........................                --              --                  --             --                --
                                             -----------        --------        ------------        -------       -----------
Balance at, December 31, 1994 ........        20,370,000          20,370             729,490        238,815         3,980,982
Common stock issued in exchange for:
  Services and security ..............         5,222,000           5,222                  --             --                --
  LNN Communications .................        29,750,000          29,750             (29,750)            --                --
  Earl S. Kim ........................           625,000             625          12,499,375             --                --
Common stock redeemed:
  Earl S. Kim ........................          (625,000)           (625)        (12,499,375)            --                --
Sold preferred stock .................                --              --                 (50)       182,692         2,927,788
Preferred stock issued in exchange
  for:
  Investment in entities with a
    major investment in the
    Company's stock ..................                --              --                  --         59,988         1,000,000
  Acquisition of assets ..............                --              --                  --         39,593           660,015
  Payment of expenses ................                --              --                  --         24,746           412,516
  Future obligations .................                --              --                  --        111,145         1,852,788
Net loss for year ending December
  31, 1995 ...........................                --              --                  --             --                --
                                             -----------        --------        ------------        -------       -----------
Balance at, December 31, 1995 ........        55,342,000        $ 55,342        $    699,690        656,979       $10,834,089
                                             ===========        ========        ============        =======       ===========

                                                                   Preferred Stock
                                                                ----------------------
                                                      Series "B"                       Series "C"                   Other
                                               ------------------------         ------------------------
                                               Shares            Amount         Shares            Amount            Items
                                               ------            ------         ------            ------            -----
Balance at, inception from (June 9,
  1993) to December 31, 1995 .........              --       $        --              --       $        --       $         --
Issued common stock for expenses
  paid by sole shareholder and
  related parties ....................              --                --              --                --                 --
Net loss from inception (June 9,
  1993) to December 31, 1993 .........              --                --              --                --                 --
                                             ---------       -----------       ---------       -----------       ------------
Balance at, December 31, 1993 ........              --                --              --                --                 --
Common stock issued in exchange for:
  License ............................              --                --              --                --                 --
  Debt ...............................              --                --              --                --                 --
Preferred stock issued in exchange
  for:
  Debentures .........................              --                --              --                --                 --
  Related party debt .................              --                --              --                --                 --
Sold preferred stock .................              --                --              --                --                 --
Net loss for year ending December
  31, 1994 ...........................              --                --              --                --                 --
                                             ---------       -----------       ---------       -----------       ------------
Balance at, December 31, 1994 ........              --                --              --                --                 --
Common stock issued in exchange for:
  Services and security ..............              --                --              --                --                 --
  LNN Communications .................              --                --              --                --                 --
  Earl S. Kim ........................              --                --              --                --                 --
Common stock redeemed:
  Earl S. Kim ........................              --                --              --                --                 --
Sold preferred stock .................              --                --           8,409           140,179                 --
Preferred stock issued in exchange
  for:
  Investment in entities with a
    major investment in the
    Company's stock ..................         263,527         4,392,992         329,934         5,500,000        (10,892,992)
  Acquisition of assets ..............         840,479        14,010,773       5,105,752        85,112,869                 --
  Payment of expenses ................          11,110           185,205         116,254         1,937,947                 --
  Future obligations .................          83,987         1,400,062          76,575         1,276,505         (4,529,639)
Net loss for year ending December
  31, 1995 ...........................              --                --              --                --                 --
                                             ---------       -----------       ---------       -----------       ------------
Balance at, December 31, 1995 ........       1,199,103       $19,989,032       5,636,924       $93,967,500       $(15,422,631)
                                             =========       ===========       =========       ===========       ============

                                              Accumulated
                                                Deficit               Total
                                              -----------             -----

Balance at, inception from (June 9,
  1993) to December 31, 1995 .........       $         --        $         --
Issued common stock for expenses
  paid by sole shareholder and
  related parties ....................                 --             610,000
Net loss from inception (June 9,
  1993) to December 31, 1993 .........         (1,001,053)         (1,001,053)
                                             ------------        ------------
Balance at, December 31, 1993 ........         (1,001,053)           (391,053)
Common stock issued in exchange for:
  License ............................                 --                  --
  Debt ...............................                 --             139,860
Preferred stock issued in exchange
  for:
  Debentures .........................                 --             428,000
  Related party debt .................                 --           2,500,000
Sold preferred stock .................                 --           1,052,982
Net loss for year ending December
  31, 1994 ...........................         (4,151,792)         (4,151,792)
                                             ------------        ------------
Balance at, December 31, 1994 ........         (5,152,845)           (422,003)
Common stock issued in exchange for:
  Services and security ..............                 --               5,222
  LNN Communications .................                 --                  --
  Earl S. Kim ........................                 --          12,500,000
Common stock redeemed:
  Earl S. Kim ........................                 --         (12,500,000)
Sold preferred stock .................                 --           3,067,918
Preferred stock issued in exchange
  for:
  Investment in entities with a
    major investment in the
    Company's stock ..................                 --                  --
  Acquisition of assets ..............                 --          99,783,657
  Payment of expenses ................                 --           2,535,668
  Future obligations .................                 --                 285
Net loss for year ending December
  31, 1995 ...........................        (16,779,850)        (16,779,850)
                                             ------------        ------------
Balance at, December 31, 1995 ........       $(21,932,695)       $ 88,190,327
                                             ============        ============


       See independent auditors' report and notes to financial statements.

          WORLD INTEGRATED NETWORK OF COMPANIES, INC. AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)

                            STATEMENTS OF CASH FLOWS


                                                                                                                   From Inception
                                                                              Year Ended         Year Ended       (June 9, 1993) to
                                                                             December 31,       December 31,        December 31,
                                                                                 1995              1994                1995
                                                                            ------------        -----------        ------------
Cash flows from operating activities:
  Net loss ..........................................................       $(16,779,850)       $(4,151,792)       $(21,932,695)
  Items not affecting cash:
     Depreciation ...................................................             53,166                 --              53,166
     Amortization of annuity discount ...............................           (143,427)                --            (143,427)
     Expenditures paid by sole shareholder and related parties ......                 --                 --             610,000
     Loss on exchange of preferred shares ...........................                 --          2,500,000           2,500,000
     Expenses paid with issuance of stock ...........................          2,570,557                 --           2,570,557
     Reserve on real estate held for investment .....................          8,000,000                 --           8,000,000
  Decrease (increase) in assets:
     Prepaid expenses ...............................................             28,341           (135,000)           (106,659)
  Increase (decrease) in liabilities:
     Accounts payable ...............................................            734,263            314,877           1,080,444
     Accrued expenses ...............................................          1,890,580                 --           1,890,580
     Payroll taxes payable ..........................................            469,002                 --             469,002
                                                                            ------------        -----------        ------------
Net cash used in operating activities ...............................         (3,177,368)        (1,471,915)         (5,009,032)
                                                                            ------------        -----------        ------------
Cash flows from investing activities:
  Net cash used for purchase of equipment ...........................            (15,000)                --             (15,000)
                                                                            ------------        -----------        ------------
Net cash used in investing activities ...............................            (15,000)                --             (15,000)
                                                                            ------------        -----------        ------------
Cash flows from financing activities:
  Repay bank overdraft ..............................................            (57,677)                --                  --
  Sale of debentures payable ........................................                 --            465,000             543,300
  Proceeds from notes payable .......................................            562,215                 --             562,215
  Net loans from (to) affiliated companies ..........................            (13,850)                --             (13,850)
  Net loans from (to) others ........................................            (35,520)            85,160             342,185
  Issuance of preferred stock .......................................          3,067,967            852,982           3,920,949
                                                                            ------------        -----------        ------------
Net cash from financing activities ..................................          3,523,135          1,403,142           5,354,799
                                                                            ------------        -----------        ------------
Increase (decrease) in cash .........................................            330,767            (68,773)            330,767
Cash at beginning of year ...........................................                 --             11,096                  --
                                                                            ------------        -----------        ------------
Cash at December 31, 1995 ...........................................       $    330,767        $   (57,677)       $    330,767
                                                                            ============        ===========        ============
Supplemental disclosure of cash flow information:
  Interest paid .....................................................       $     26,268             15,487        $     41,755
                                                                            ============        ===========        ============
Supplemental schedule of noncash investing and financing transactions
  Loans paid by issuing preferred stock .............................                $--        $   200,000        $    200,000
                                                                            ============        ===========        ============
  Fixed assets acquired by issuing preferred stock
     Cost of assets .................................................       $    259,997                $--        $    259,997
     Expensed .......................................................             30,002                 --              30,002
     Cash paid ......................................................            (15,000)                --             (15,000)
                                                                            ------------        -----------        ------------
  Preferred stock issued ............................................       $    274,999                $--        $    274,999
                                                                            ============        ===========        ============
  Common stock issued in exchange for:
     Paid-in capital ................................................                $--                $--        $     59,900
     Loans payable ..................................................                 --            139,860             139,860
                                                                            ------------        -----------        ------------
          Total .....................................................                $--        $   139,860        $    199,760
                                                                            ============        ===========        ============

          WORLD INTEGRATED NETWORK OF COMPANIES, INC. AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)

                      STATEMENTS OF CASH FLOWS (CONTINUED)


                                                                                              From Inception
                                                            Year Ended         Year Ended   (June 9, 1993) to
                                                           December 31,       December 31,     December 31,
                                                               1995               1994            1995
                                                               ----
Preferred stock issued in exchange for:
     FCC licenses ..................................       $ 50,090,939       $      --       $ 50,090,939
     Deposits on IVDS system build out .............          4,600,080              --          4,600,080
     Real estate held for investment ...............         36,431,335              --         36,431,335
     Entities with a major investment in the Company         10,892,992              --         10,892,992
     Annuities .....................................          6,500,000              --          6,500,000
     Investment in unconsolidated related company ..            615,973              --            615,973
     Property and equipment ........................            274,999              --            274,999
     Security device ...............................          4,529,355              --          4,957,355
     Inventory .....................................            438,654              --            438,654
     Prepaid expenses ..............................            550,030              --            550,030
     Other licenses ................................            232,496              --            232,496
     Trust deed receivable .........................             49,151              --             49,151
     Debentures ....................................                 --         428,000            428,000
                                                           ------------       ---------       ------------
  Total ............................................       $115,206,004       $ 428,000       $116,062,004
                                                           ============       =========       ============
  Contract obligation issued for broadcast licenses        $ 12,500,000             $--       $ 12,500,000
                                                           ============       =========       ============
  Installment obligations to FCC assumed ...........       $ 16,457,650             $--       $ 16,457,650
                                                           ============       =========       ============


       See independent auditors' report and notes to financial statements.

          WORLD INTEGRATED NETWORK OF COMPANIES, INC. AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)

                          NOTES TO FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Organization and Operations

         World Integrated Network of Companies, Inc., was incorporated in the State of Delaware on June 9, 1993 and until August 4, 1994 was named LMN Studios, Inc.

   Principles of Consolidation

         The consolidated financial statements include the accounts of the Company and the following wholly-owned subsidiaries:


Bayshore Interactive Partners                     Mager, Inc.
The Bjorklund Corporation                         P. Kouri Corp
Capital Hills Development Corporation             P.A.W. Inc.
Capital Hills Holding                             Shaker IVDS Partners, Inc.
D. Huebsch Corp.                                  V.W.Y. Thermal, Inc.
Interactive Innovations Corp.                     WCI Partners, Inc.
L.C.I. Investments, Inc.                          Westborn Development
LNN Intellectual Properties

         The consolidated subsidiaries hold ownership of real estate and broadcast licenses pending the close of the proposed merger described in Note
17. They are not actively engaged in business. All significant intercompany transactions and balances have been eliminated in consolidation.

   Nature of Operations

         The Company is currently in the development stage of operations concentrating its efforts on raising capital, product research and development, marketing its services, seeking acquisitions, and acquiring the necessary assets to begin business operations.

         The Company has acquired most of its assets by issuing its preferred stock in acquisitions which are contingent upon the close of an agreement involving the merger of the Company, as described in Note 17. Should that transaction not close, those transactions could reverse, canceling the preferred stock and returning the assets.

   Media Line of Business

         The Company intends to create, develop, finance and produce "new media" entertainment, home shopping and interactive television programming to be aired over a new network to bear the call letters "WINCO". "New media" is the business of providing audio, video and graphical content for cable, broadcast, CD-Rom and on-line services for entertainment, information, merchandising, advertising and educational services. The Company is acquiring FCC Low Power Television (LPTV) and Multiple Multi- Point Distribution Services (MMDS) licenses related to future programming distribution.

   Communications Line of Business

         The Company is acquiring FCC Interactive Video and Data Services (IVDS) licenses to offer services with utility based applications, cable television applications and direct broadcast satellite applications.

          WORLD INTEGRATED NETWORK OF COMPANIES, INC. AND SUBSIDIARIES
                         (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   Real Estate

         The Company has invested in California real estate, as a capital reserve, with the intent of either disposing of the properties or using the properties as collateral for investment capital to fund future operations.

   Use of Estimates

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amount of the revenues and expenses during the period. Actual results could differ from those estimates.

   Inventory

         Inventory is valued using the first-in, first-out (FIFO), lower of cost or market method.

   Licenses

         FCC licenses are amortized using the straight-line method over the original license term beginning when they are placed in service.

   Furniture and Equipment

         Furniture and equipment is stated at cost, depreciation is computed using straight-line methods of depreciation over the estimated useful lives of the assets which range from three to seven years.

   Investments in Unconsolidated Related Companies

         The Company records its investment in a real estate limited liability company at cost, adjusted for the Company's proportionate share of its undistributed earnings or losses. The Company's investment in Innovative Marketing Ventures, Inc. and Command Performance Network, Inc. have been recorded, at cost, as an offset to stockholder's equity because those companies' major assets are World Interactive Network, Inc. preferred stock.

   Intangibles

         All intangibles are amortized using the straight-line method and are continually evaluated by management based upon the estimated discounted cash flow expected from the intangible to determine if its carrying value will be realized.

   Financial Instruments and Credit Risk

         The Company is currently dependent on its ability to raise and maintain capital. It is entering a media and technology based development stage market and will be subject to a competitive industry throughout the United States.

         In addition, the Company is a party to financial instruments, which include marketable securities, investment in and loans to/from related companies, a trust deed, and an annuity in an unrated insurance company. Those instruments involve, to varying degrees, elements of credit risk. The Company's exposure to credit loss in the event of nonperformance by the other party to the financial instrument is represented by the amount recognized on the financial statement. The Company does not have a policy of requiring collateral to support financial instruments subject to credit risk.

          WORLD INTEGRATED NETWORK OF COMPANIES, INC. AND SUBSIDIARIES
                         (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   Income Taxes

         The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109. Deferred income taxes are provided on timing differences between financial statement and income tax reporting. The Company's temporary differences are due to capitalization and amortization of start-up costs, net operating losses and depreciation of fixed assets.

   Cash

   Consists of demand deposit accounts only.

2. PREPAID EXPENSES

   Prepaid expense consists of the following amounts at December 31, 1995:


                                                                          Amount
                                                                         --------
Printing expense..................................................       $250,000
Rental expense....................................................        166,667
Officer's and director's insurance................................        127,500
Consulting retainer...............................................        112,522
                                                                          -------
                                                                         $656,689
                                                                         ========

3. INVENTORY

         The Company has acquired certain artwork and commemorative collectors' edition books to be marketed through the Company's planned home shopping programming. The artwork was acquired in exchange for issuance of shares of the Company's Cumulative Convertible Preferred Stock. The summary of the acquisitions is as follows:


        SELLER                    Type            Series     Shares      Cost
        ------                    ----            ------     ------      ----
Energex Corporation     Salvadore Dali Prints       A         3,600    $ 60,012
Len Garon               Limited Edition Prints      B        12,036     200,640
Shane International     Commemorative Books         C        10,678     178,002
                                                                       --------
                                                                       $438,654
                                                                       ========

4. ANNUITIES

         On March 27, 1995, the Company purchased an Annuity from Keyes International Insurance for 389,922 shares of the Company's Series "B" 7.5% Cumulative Convertible Preferred Stock valued at $6,500,000. The annuity is due and payable on March 28, 2000 at its maturity value of $7,500,000. Management expects to hold the annuity to maturity and is amortizing the discount over the life of the contract.

         Keyes International Insurance is an offshore insurance company which is presently unrated. No collateral is provided under the annuity contract. Management has estimated that the recoverable value of the annuity is equal to the recorded value. However, it is reasonably possible that the estimated value may change in the near term. See Subsequent events Note 19.

          WORLD INTEGRATED NETWORK OF COMPANIES, INC. AND SUBSIDIARIES
                         (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. REAL ESTATE HELD FOR INVESTMENT

         Real estate held for investment at December 31, 1995 is all located in California and is summarized as follows:


            NAME                  DATE       LOCATION       TYPE                    COST         LIENS
            ----                  ----       --------       ----                    ----         -----
Erhart/Walker                     05/26/95   Adelanto       Lots                $   175,002  $  55,000
Pismo Beach                       07/22/95   San Luis       Lots                  1,000,000     190,000
                                             Obispo
Tulare-Willow Springs             08/11/95   Orosi          91 Lots                 864,506     147,750
Tulare Krause                     08/04/95   Springville    Lots                    204,208      33,850
Fresno-Katzman/Krause             06/17/95   Kerman         High school           2,000,000     221,000
Fresno BIG                        06/27/95   Fresno         Elementary school       699,980          --
Adelanto-Brooks                   06/06/95   Adelanto       Lots                    379,992          --
San Bernardino-Penner             07/18/95   San            Lots                    250,009          --
                                             Bernardino
Fresno-Energex                    05/24/95   Fresno         House                   135,010          --
Capital Hills Holding             08/31/95   Kern           Lots                  6,860,705     125,000
Capital Hills Dev.                08/31/95   Kern           Lots                  6,860,705     125,000
The Bjorklund Corp.               08/28/95   Riverside      House                   850,004          --
P. Kouri Corp.                    08/31/95   San            Lots                  1,059,995      70,000
                                             Bernardino
VWY Thermal, Inc.                 08/28/95   Los Angeles    Various               4,974,995     206,000
L.C.I. Investments                08/31/95   Fresno         Lots                  2,316,196     130,000
Pudwill Commercial                10/12/95   Santa Maria    4 Office Buildings    2,333,333   1,450,000
Pudwill Lot                       10/12/95   Santa Maria    Lot                   1,399,997     250,000
D. Huebsch Corp.                  10/12/95   Rancho Mirage  Condo                   266,670          --
Karadetian (Deposit)              11/06/95   Belair         Lots                    100,020          --
Westborn Development              11/10/95   San Marcos     Lots                  2,600,004          --
Petty Trust                       12/27/95   Riverside      Lots                  1,100,004          --
Reserve on real estate held for
  investment                                                                     (8,000,000)
                                                                                 ----------  ----------
                                                                                $28,431,335  $3,003,600
                                                                                ===========  ==========

         The liens on the real estate acquired remain the obligation of the seller; therefore, they are not reflected as a liability of the Company.

         The Company acquired the real estate by issuing shares of WINCO's Series "B" and "C" Cumulative Convertible Preferred stock and recorded the acquisition at the liquidation value of the preferred stock issued. Management has estimated that the properties can be sold for at least their recorded value. However, it is reasonably possible estimates of the recorded value may change in the near term.

         In recognition of the potential for continued uncertainty in the California real estate market the Company has provided for a general reserve of $8,000,000 against real estate held for investment.

         These transactions are subject to reversal if the transaction described in Note 17 does not close.

          WORLD INTEGRATED NETWORK OF COMPANIES, INC. AND SUBSIDIARIES
                         (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. SHARES ISSUED TO ENTITIES WITH A MAJOR INVESTMENT IN THE COMPANY'S STOCK

         The Company has acquired stock of two companies by exchanging shares. As a result of these transactions, those companies have a significant investment in the Company's stock as one of their major assets, the cost has been reflected as an offset to the equity section. The transactions involved are as follows:

   Innovative Marketing Ventures

         The Company acquired 30% of the outstanding stock of Innovative Marketing Ventures on May 28, 1995 by issuing 200,000 shares of the Company's Series "B" 7.5% Cumulative Convertible Preferred stock valued at $3,334,000. The transaction was accounted for as a purchase.


         Innovative Marketing Ventures manufactures and distributes water boards, snow boards, skateboards and related apparel products. Their total assets as of June 30, 1995 total approximately $4,700,000 and their stockholder's equity is approximately $4,100,000. Included in their assets and equity is $3,334,000 World Integrated Network of Companies, Inc. stock, $360,000 is intangibles and $851,000 is an annuity with a 5 year maturity.

   Command Performance Network

         The Company issued 59,988 shares of its Series "A" preferred stock and 329,934 Shares of its Series "C" preferred shares for a total consideration of $6,500,000 in connection with a memorandum of understanding dated June 7, 1995. On November 17, 1995, the Company, revised the memorandum of understanding and agreed to accept CPN Series "A" preferred shares that will be convertible into two common shares for each preferred share when either (i) CPN is able to liquidate all of the preferred stock it has received from the Company or (ii) CPN redeems for cash its preferred stock for $6.00 per share. In consideration for this change, CPN was relieved of its obligation to provide the additional financing.

         CPN is also a development stage company and is preparing to produce a sports information channel for cable television, satellite broadcast and the internet.

         As of July 31, 1995, the assets and stockholders' equity of Command Performance Network, Inc. were comprised primarily of the World Integrated Network of Companies, Inc. stock and Command Performance Network, Inc. subscriptions receivable.

7. INVESTMENT IN UNCONSOLIDATED RELATED COMPANY

         The Company acquired 50 percent ownership in a limited liability company which holds real estate. The other 50 percent member is the manager of the company. The original cost of the investment was recorded at the liquidation value of the shares issued to acquire the Company's interest.

8. PROPERTY AND EQUIPMENT

    The property and equipment is comprised as follows:


                                                                         AMOUNT
                                                                        --------

Vehicles ...............................................                $259,997
Less accumulated depreciation ..........................                  53,166
                                                                        --------
                                                                        $206,831
                                                                        ========

          WORLD INTEGRATED NETWORK OF COMPANIES, INC. AND SUBSIDIARIES
                         (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

9. FCC LICENSES

         The Company has contracted to acquire FCC licenses in non-cash transactions primarily in exchange for the Company's Series "C" 7% Cumulative Convertible Preferred Stock and assumption of installment obligations to the FCC. A summary of the licenses acquired along with their cost is as follows:


                                                  ACQUISITION                      SHARES        DEBT
     NAME                                            DATE        TYPE      NO.     ISSUED       ASSUMED        COST
     ----                                         -----------    ----      --      ------       -------        ----
Eagle                                               08/31/95      IVDS     15       599,880   $ 2,957,000   $12,957,000
Earl S. Kim                                         12/29/95      MMDS     3       Contract            --    12,500,000
                                                                                 Obligation
Elleron                                             07/21/95      IVDS     12       450,240     2,223,000     9,728,501
Shaker Partners                                     08/31/95      IVDS     9        286,865     2,538,000     7,320,039
Rose Regency                                        06/09/95      IVDS     9        334,738     1,246,000     6,826,082
Micro-Lite                                          08/31/95      MMDS     12       359,964            --     6,000,600
WCI                                                 08/31/95      IVDS     3        214,414     1,545,000     5,119,281
21st Century Interactive                            08/17/95      IVDS     7        189,516     1,476,000     4,635,232
Interactive Innovations                             08/31/95      IVDS     5        160,551     1,100,000     3,776,385
Interactive Control                                 08/31/95      IVDS     2        160,268       570,000     3,241,667
IVIDCO                                              08/17/95      IVDS     4         90,343       565,000     2,071,018
WCA                                                 08/31/95      IVDS     8        103,703       296,250     2,024,979
P.A.W.                                              08/31/95      IVDS     5         76,036       582,000     1,849,521
Mager Corp., Inc.                                   08/31/95      IVDS     1         59,785       456,000     1,452,616
21st Century Group                                  08/31/95      IVDS     5         66,143       268,000     1,370,604
Bay Shore                                           08/31/95      IVDS     3         45,884       262,000     1,026,886
Georgia Felger                                      08/31/95      IVDS     4         48,135       133,400       935,810
Emerging Tech.                                      08/31/95      IVDS     1         34,340       240,000       812,448
                                                                                                  -------       -------
                                                                                              $16,457,650   $83,648,669
                                                                                              ===========
Less portion of purchase price allocated to complete the
  minimum FCC required broadcast equipment build out                                                          4,600,080
                                                                                                              ---------
                                                                                                            $79,048,589
                                                                                                            ===========

         The licenses are subject to certain benchmark requirements established by the FCC relating to commencing service. Should the required FCC benchmarks not be met, the license involved could be forfeited.

         The Company has recorded the acquisition of the licenses at the liquidation value of the stock plus the debt assumed. Management has estimated that the recoverable value of the licenses exceeds their recorded value. However, it is reasonably possible that the estimated value or the useful life of the licenses may change in the near term.

         Transfer of one of the licenses is dependent upon the completion of the build out of the equipment required by the FCC, unless a waiver is obtained from the FCC. The $4,600,080 of the purchase price allocated to broadcast equipment is the estimated cost to build out high power equipment. The cost of that equipment could increase by 400 percent should the geographical area require low power equipment rather than high power.

         Subsequent to year-end the Company and Micro-Lite Television revised the existing agreement to add certain television station licenses and therefore adjusted the purchase price to $4,567,580.

          WORLD INTEGRATED NETWORK OF COMPANIES, INC. AND SUBSIDIARIES
                         (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


10. INTELLECTUAL PROPERTY RIGHTS

         On April 5, 1994, the Company was granted a non-exclusive right to utilize certain technology referred to as the "Vault" in connection with its specialized interactive television programming. The license is for the full duration of the existence of the licensed technology. The Company issued 15,700,000 shares of common stock to its sole shareholder to acquire the license.

         On June 30, 1995, the Company acquired the underlying intellectual property rights for the "Vault" technology by issuing 29,750,000 shares of common stock to its majority stockholder to acquire LNN Intellectual Properties, Inc.

         Generally accepted accounting principles require that the license and the underlying intellectual property rights, referred to above, be valued at the lower of predecessor cost (not including research and development costs) or recoverable value. The shareholder has represented that their cost in the technology was substantially research and development; therefore, generally accepted accounting principles require these assets be recorded at zero.

11. OTHER LICENSE

         On July 26, 1995, the Company purchased a license from Durand Communications, Inc. to be the sole and exclusive provider of TV generated content pertaining to direct response products and sources, including but not limited to television direct response formats and/or promotions which are to be reformatted for Internet Dial-Up (On Line) service, via the "MindWire" Network and grants WINCO the exclusive right to list themselves, through a dedicated button, on the MindWire Network Navigator. The MindWire Network Navigator is a utility application used to assist end users in navigating MindWire Servers which have volunteered to become part of the MindWire Network. The MindWire Network is a linking of MindWire servers throughout the world via a feature called WIPLINK and the Internet.

         As consideration for the license, the Company agreed to issue 14,997 shares of its Series "C" Cumulative Convertible Preferred stock valued at $232,497. In addition, the Company will pay a royalty on all promotions advertised on the WINCO MindWire button. The royalty is expected to average approximately 5% of the net sales price.

12. DEBENTURES AND DEMAND LOANS PAYABLE

   Debentures Payable

         During 1994 and 1993 the Company issued 12% participating debentures due one year from the issue date. During 1994 all except $115,300 of these debentures were exchanged for Preferred Series "A" shares. The remaining debentures are due on demand with interest payable monthly.

   Demand Loans Payable

         The Company has borrowed from various individuals with no stated interest or payment terms, due on demand.

13. LONG-TERM DEBT -- INSTALLMENT OBLIGATIONS TO FCC

         In connection with the acquisition of broadcast licenses, the Company has agreed to assume related installment obligations to the FCC. The obligations are payable in quarterly installments of interest only through December 31, 1996 and in equal payments of principal and interest through December 31, 1999. Interest on the obligations varies per license from 7.125 to 7.71 percent.

          WORLD INTEGRATED NETWORK OF COMPANIES, INC. AND SUBSIDIARIES
                         (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


         The following is a summary of the principal maturity of long-term debt during the next five years.


    YEAR ENDING
    DECEMBER 31,                                                         AMOUNT
    -----------                                                          ------
        1997.....................................................     $4,295,347
        1998.....................................................      5,666,582
        1999.....................................................      6,495,721
                                                                       ---------
                                                                     $16,457,650
                                                                     ===========

14. COMMON AND PREFERRED STOCK

         The Company has authorized common and three series of preferred shares as follows:

   Common Stock

         During 1995 the Company increased the number of authorized shares of common stock from 25,000,000 shares to 75,000,000 shares for the purposes of carrying out its business plan and to award certain key Officers, Directors and Consultants equity interests in the Company as partial compensation for services rendered. Of these shares, 5,222,000 were awarded as compensation totaling $5,222. The par value is .001.

         As of December 31, 1995, the issued and outstanding shares totaled 55,342,000 shares. The Company has held in reserve 19,500,000 shares of common stock for issuance upon conversion of the Series "A", "B", and "C" preferred shares.

         A certificate for an additional 625,000 shares was issued in December 1995 and was immediately contractually redeemed by the Company in an agreement to exchange $12,500,000 in market value of restricted common stock upon the closing of the transaction described in Note 17. The exchange of shares will result in the $12,500,000 becoming minority interest in the consolidated assets.

   Preferred "A" Stock

         On April 4, 1994, the Company authorized 900,000 shares of its $16.67 Series "A" Cumulative Convertible Preferred shares. There were 656,979 shares outstanding at December 31, 1995. Each Series "A" share is convertible into two common shares. The shares accrue dividends at 10% per year. The Board of Directors has not authorized payment of accrued dividends.

   Preferred "B" Stock

         On March 23, 1995, the Company authorized 1,200,000 shares of a "B" series of preferred stock with an annual dividend of 7.5% and liquidation preference of $16.67. Each share is convertible into one and one-half common shares. As of December 31, 1995, 1,199,103 shares of the series "B" preferred stock are issued and outstanding.

   Preferred "C" Stock

         On June 25, 1995, the Company authorized a "C" series of Cumulative Convertible Preferred Stock bearing an annual dividend yield of 7% and a liquidation preference of $16.67. Each share is convertible into two shares of common stock. As of December 31, 1995, the Company has 6,000,000 shares of its Series "C" authorized, and 5,636,924 shares issued and outstanding.

          WORLD INTEGRATED NETWORK OF COMPANIES, INC. AND SUBSIDIARIES
                         (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


   Conversion Feature

         The Series "A", "B" and "C" Cumulative Convertible Preferred Stock shall be convertible at the option of the holder upon the occurrence of an initial public offering of common stock underwritten pursuant to a registration statement filed under the Securities Act of 1933.

   Accumulated Preferred Dividends

         Total accumulated but undeclared dividends are approximately as follows:


                                                                          AMOUNT
                                                                        ----------
Series "A".........................................................     $  890,939
Series "B".........................................................      1,040,836
Series "C".........................................................      2,606,512
                                                                        ----------
                                                                        $4,538,287
                                                                        ==========

15. LEASING ACTIVITIES AND OBLIGATIONS

         The Company has assumed a lease for corporate office space which expires December 31, 1997. Lease payments of $7,576 are due monthly for the term of the lease.

         The Company has also leased a property in Los Angeles to provide lodging, meals and entertainment for visitors doing business with the Company as well as for key Company executives. The lease is for two (2) years and expires on October 17, 1996. Rent payments are $180,000 per year payable annually in advance.

         The Company has leased equipment and automobiles under operating leases with lease periods ranging from two to five years. The monthly payments total $6,060 for the equipment and $5,260 for the automobiles.

         Total rent expense for 1995 totaled $393,452 and future minimum lease payments for the operating leases are as follows:


    YEAR ENDING
    DECEMBER 31,                                                             AMOUNT
    ------------                                                             ------
        1996....................................................           $223,297
        1997....................................................            211,561
        1998....................................................             99,560
        1999....................................................             72,717
        2000....................................................             70,654
                                                                             ------
                                                                           $677,789
                                                                           ========

16. INCOME TAXES

         As of December 31, 1995, the net deferred income tax assets arising because of timing differences from the capitalization and amortization of start-up costs for tax accounting was approximately $5,000,000. Because it is more likely than not that the deferred tax asset will not be realized, a valuation allowance of an equal amount has been used to offset the recognition in the financial statements.

17. PENDING MERGER -- GOING CONCERN

         On May 25, 1995, (as amended) the Company agreed to sell substantially all of its assets to Struthers Industries, Inc. (Struthers) in exchange for ninety-five percent of Struthers issued and outstanding common

          WORLD INTEGRATED NETWORK OF COMPANIES, INC. AND SUBSIDIARIES
                         (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


stock on a fully diluted basis. On June 14, 1996 the agreement was amended to merge the Company with and into Struthers. The merger has not yet closed and the Closing is contingent upon a number of matters including settlement of two class action lawsuits pending against Struthers and three (3) of its directors, stockholder approval, the limitation on the exercise of appraisal rights, a
 .425:1 reverse stock split, regulatory approval and other matters.

         Many of the Company's acquisitions of assets are contingent upon satisfactory consummation of the merger with Struthers. Should the merger not close those transactions could be rescinded, the assets returned to the seller and the Company's stock would be canceled.

         Because the Company requires the liquidity resulting from the transaction to continue to meet its current obligations and continue with its business plan, this contingency creates an uncertainty about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

         Management has alternative plans to raise the capital needed to continue its development stage activities and believes that most of those who have sold assets contingent upon closing the Struthers transaction would accept an alternative plan on similar terms.

18. COMMITMENTS AND CONTINGENCIES

   Shares Issued for Future Obligations

         The Company has issued Series "A", "B" and "C" Cumulative Convertible Preferred Shares to secure payments of amounts due, as a retainer for future services or as a guarantee. Those shares are reflected as outstanding with a corresponding charge to equity until the consideration for the shares is realized.

    The shares issued are summarized as follows:


                                                                               AMOUNT
                                                                               ------
Guarantee Bond -- 59,998 shares of the Company's Cumulative Convertible
  Preferred Stock has been issued as collateral for a one million dollar
  5-year guarantee bond for Innovative Marketing Ventures................    $1,000,000
Legal Fees -- The Company issued 24,000 shares of the Company's Series
  "A" and 6,000 shares of Series "B" Cumulative Convertible Preferred
  Stock as security for legal fees due and payable.......................       500,000
Retainers -- The Company issued shares of Series "A", Series "B" and
  Series "C" preferred stock and shares of common stock to various individuals as retainers to guarantee the availability of their
  services. As of December 31, 1995, no services have been utilized......     3,029,355
                                                                             ----------
                                                                             $4,529,355
                                                                             ==========

   Agreement to Deliver Publicly-Traded Securities

         The Company has entered into agreements whereby the Company has agreed to deliver, subject to federal and state securities laws, publicly-traded common stock of the post merged company in exchange for services and assets. The agreements state that the stock will be issued at market value. Specific delivery dates are provided and range from 45 to 90 days after closing on the Struthers Agreement referred to above.

         The total amount committed as of December 31, 1995 was $475,000 and through March 15, 1996 increased to approximately $82,494,000. During June 1996 substantially all of these commitments have been rescinded, see Subsequent events Note 19.

          WORLD INTEGRATED NETWORK OF COMPANIES, INC. AND SUBSIDIARIES
                         (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


   Redemption of Preferred Shares

         The Company has agreements with preferred shareholders holding 3,834,288 shares of Series C preferred stock to exchange each share for two common shares of publicly traded stock after the closing of the transaction described in Note 17. If the shares are trading at less than $8.3125 per share, the Company has agreed to issue additional shares to result in a value of $16.625 per preferred share exchanged. The redemption would result in a decrease in stockholders' equity and an increase in the minority interest in consolidated assets.

NOTE 19. SUBSEQUENT EVENTS.

         Subsequent to year-end the Company entered into agreements to acquire approximately $60,292,000 in assets. These assets were acquired through the issuance of preferred stock or by agreements to issue future publicly traded securities (see Note 18). During June 1996 substantially all agreements to issue future publicly traded securities have been rescinded and were subsequently replaced with the issuance of 5% Series "D" Cumulative Preferred Convertible Stock. The total value of the Series "D" Cumulative Preferred Stock issued was approximately $44,600,000.

         On January 31, 1996, the Company issued 149,970 shares of Series "C" Cumulative Convertible Preferred Stock to EON Corporation for the acquisition of equipment. In addition the Company entered into an agreement with EON Corporation whereby the Company has the rights to utilize up to 50 percent of the IVDS spectrum currently controlled by EON Corporation for certain applications. In exchange, EON Corporation is also granted rights to 50 percent of the bandwidth spectrum covered by the Company's IVDS licenses.

         On February 1, 1996, the Company issued 44,991 shares of Series "C" Cumulative Convertible Preferred Stock to Low Power TV, Inc. ("LPTV") to lease air time; in addition the Company has committed to provide LPTV with $750,000 of equipment.

         On May 1, 1996, WINCO entered into an agreement to purchase MMDS licenses from Mr. Earl S. Kim in exchange for WINCO Preferred Stock valued at $37,500,000.

         During May of 1996, the Company returned the Annuity of $6,643,427 to Keyes International Insurance in exchange for the return of the 389,922 shares of Series "B" 7.5% Cumulative Convertible Preferred Stock.

                        WINCOM CORP. AND SUBSIDIARIES
                        (A DEVELOPMENT STAGE COMPANY)

                                BALANCE SHEET


                                                              JUNE 30,           December 31,
                                                                1996                1995
                                                            ------------       ------------
                                                            (UNAUDITED)          (Audited)
                                                            ------------       ------------
ASSETS

CURRENT ASSETS
  Cash                                                      $         --       $    330,767
  Inventory                                                           --            438,654
  Prepaid expenses                                             1,173,589            656,689
  Loans receivable                                               164,371              6,175
                                                            ------------       ------------

Total current assets                                           1,337,960          1,432,285
                                                            ------------       ------------




PROPERTY AND EQUIPMENT, net (Note 7)                           2,536,586            206,831



                                                            ------------       ------------



OTHER ASSETS
  Broadcast licenses (Note 8)                                 90,209,351         79,048,589
  Contract for broadcast equipment build out (Note 8)          4,600,080          4,600,080
  Real estate held for investment (Note 4)                    28,987,673         28,431,335
  Property rights (Note 2)                                    12,000,030          6,643,427
  Investment in unconsolidated companies (Note 6)              8,141,532            615,973
  Other licenses (Note 10)                                       262,497            232,497
  Trust deed receivable                                           49,151             49,151
  Loans receivable from related company (Note 3)               8,065,152             13,850
  Trademark - WINCOM                                              14,500                 --
  Intellectual property rights (Note 9)                               --                 --
                                                            ------------       ------------

Total other assets                                           152,329,966        119,634,902
                                                            ------------       ------------

                                                            $156,204,512       $121,274,018
                                                            ============       ============

                        WINCOM CORP. AND SUBSIDIARIES
                        (A DEVELOPMENT STAGE COMPANY)

                                BALANCE SHEET


                                                                   JUNE 30,           December 31,
                                                                    1996                  1995
                                                                 -------------        -------------
                                                                  (UNAUDITED)           (Audited)
                                                                 -------------        -------------
LIABILITIES AND STOCKHOLDERS' EQUITY


CURRENT LIABILITIES
  Accounts payable                                               $   1,267,474        $   1,080,444
  Accrued commissions                                                       --            1,328,024
  Accrued officer compensation                                              --               93,742
  Payroll taxes                                                         90,630              469,002
  Accrued interest                                                   1,065,404              468,814
  Loans from related parties                                                --                8,500
  Debentures payable (Note 11)                                         115,300              115,300
  Demand loans payable (Note 11)                                     1,742,947              562,215
  Contract obligation (Note 12)                                             --           12,500,000
  Bank overdraft                                                       151,937                   --
                                                                 -------------        -------------



Total current liabilities                                            4,433,692           16,626,041
                                                                 -------------        -------------



LONG-TERM LIABILITIES
  Installment obligations to FCC (Notes 8 and 12)                   16,511,650           16,457,650
                                                                 -------------        -------------



COMMITMENTS AND CONTINGENCIES (Note 16)
                                                                 -------------        -------------



STOCKHOLDERS' EQUITY (Notes 13 and 16)
  Common stock                                                          73,236               55,342
  Additional paid-in capital                                           687,486              699,690
  Preferred stock
    Series "A"                                                      13,471,172           10,834,089
    Series "B"                                                      19,942,359           19,989,032
    Series "C"                                                      99,432,949           93,967,500
    Series "D"                                                      56,498,418                   --
  Stock subscriptions receivable                                      (135,010)                  --
  Shares issued for future obligations (Note 16)                    (7,609,179)          (4,529,639)
  Shares issued to entities with a major investment in the
    Company's stock (Notes 3 and 4)                                (10,743,022)         (10,892,992)
  Deficit accumulated during development stage                     (36,359,239)         (21,932,695)
                                                                 -------------        -------------



Total stockholders' equity                                         135,259,170           88,190,327
                                                                 -------------        -------------



                                                                 $ 156,204,512        $ 121,274,018
                                                                 =============        =============


See accountants' report on reviewed financial statements and notes to financial statement.

                        WINCOM CORP. AND SUBSIDIARIES
                        (A DEVELOPMENT STAGE COMPANY)

                     STATEMENTS OF OPERATIONS (UNAUDITED)



                                             Six                Six             From Inception
                                          Months Ended      Months Ended      (June 9, 1993) to
                                           June 30,           June 30,              June 30,
                                             1996               1995                  1996
                                         -------------      ------------      -----------------


REVENUES                                 $      7,310        $     1,000        $     18,840
                                         ------------        -----------        ------------


GENERAL AND ADMINISTRATIVE
  Compensation and related                    832,131            272,303           2,595,069
  Management fee                                   --                 --             610,000
  Consulting and contract labor             5,887,520            126,073           8,914,789
  Financing commissions                     1,313,348            103,363           3,464,287
  General operating                         1,633,833            239,731           3,105,903
  Bad debt expense                          1,009,837                 --           1,009,837
  Lodging, meals and entertainment            757,515            316,437           1,796,612
  Office occupancy                            146,603             61,646             537,583
  Real estate operations                       74,497              5,106             495,067
  Research and development                         --            161,141             161,141
  Reserve on real estate held for
    investment (Note 5)                            --                 --           8,000,000
                                         ------------        -----------        ------------


Total general and administrative           11,655,284          1,285,800          30,690,288
                                         ------------        -----------        ------------


LOSS FROM OPERATIONS                      (11,647,974)        (1,284,800)        (30,671,448)
                                         ------------        -----------        ------------


OTHER INCOME (EXPENSE)
  Interest income                                  --                 --             143,227
  Other deductions                         (2,157,471)            (1,600)         (4,699,551)
  Interest expense                           (621,099)           (13,009)         (1,131,667)
                                         ------------        -----------        ------------


Total other income (expense)               (2,778,570)           (14,609)         (5,687,791)
                                         ------------        -----------        ------------


NET LOSS                                 $(14,426,544)       $(1,299,409)       $(36,359,239)
                                         ============        ===========        ============


See accountants' report on reviewed financial statements and notes to financial statements.

                          WINCOM CORP. AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)

                       STATEMENTS OF STOCKHOLDERS' EQUITY
                 FROM INCEPTION (JUNE 9, 1993) TO JUNE 30, 1996



                                                     Common Stock              Paid-In        Series "A"
                                               ------------------------                       ----------
                                                 Shares         Amount         Capital         Shares
                                               ----------      --------      ------------      -------

BALANCE AT, inception from (June 9, 1993)
  to December 31, 1995                                 --      $     --      $         --           --


Issued common stock for expenses paid by
  sole shareholder and related parties          4,620,000         4,620           605,380           --


Net loss from inception (June 9, 1993) to
  December 31, 1993                                    --            --                --           --
                                               ----------      --------      ------------      -------


BALANCE AT, December 31, 1993                   4,620,000         4,620           605,380           --


Common stock issued in exchange for:
  License                                      15,700,000        15,700           (15,700)          --
  Debt                                             50,000            50           139,810           --


Preferred stock issued in exchange for:
  Debentures                                           --            --                --       25,675
  Related party debt                                   --            --                --      149,970

Sold preferred stock                                   --            --                --       63,170

Net loss for year                                      --            --                --           --
                                               ----------      --------      ------------      -------


BALANCE AT, December 31, 1994                  20,370,000        20,370           729,490      238,815

Common stock issued in exchange for:
  Services and security                         5,222,000         5,222                --           --
  LNN Communications                           29,750,000        29,750           (29,750)          --
  Earl S. Kim                                     625,000           625        12,499,375           --


Common stock redeemed:
  Earl S. Kim                                    (625,000)         (625)      (12,499,375)          --


Sold preferred stock                                   --            --               (50)     182,692


Preferred stock issued in exchange for:
  Investment in entities with a major
    investment in the Company's stock                  --            --                --       59,988
  Acquisition of assets                                --            --                --       39,593
  Payment of expenses                                  --            --                --       24,746
  Future obligations                                   --            --                --      111,145


Net loss for year                                      --            --                --           --
                                               ----------      --------      ------------      -------


BALANCE AT, December 31, 1995                  55,342,000      $ 55,342      $    699,690      656,979
                                               ==========      ========      ============      =======

                                                                          Preferred Stock
                                                              ---------------------------------------
                                              Series "A"               Series "B"           Series "C"
                                              -----------     -------------------------     ---------
                                                Amount         Shares         Amount          Shares
                                              -----------     ---------     -----------     ---------

BALANCE AT, inception from (June 9, 1993)
  to December 31, 1995                        $        --            --     $        --            --


Issued common stock for expenses paid by
  sole shareholder and related parties                 --            --              --            --


Net loss from inception (June 9, 1993) to
  December 31, 1993                                    --            --              --            --
                                              -----------     ---------     -----------     ---------


BALANCE AT, December 31, 1993                          --            --              --            --


Common stock issued in exchange for:
  License                                              --            --              --            --
  Debt                                                 --            --              --            --


Preferred stock issued in exchange for:
  Debentures                                      428,000            --              --            --
  Related party debt                            2,500,000            --              --            --

Sold preferred stock                            1,052,982            --              --            --

Net loss for year                                      --            --              --            --
                                              -----------     ---------     -----------     ---------


BALANCE AT, December 31, 1994                   3,980,982            --              --            --

Common stock issued in exchange for:
  Services and security                                --            --              --            --
  LNN Communications                                   --            --              --            --
  Earl S. Kim                                          --            --              --            --


Common stock redeemed:
  Earl S. Kim                                          --            --              --            --


Sold preferred stock                            2,927,788            --              --         8,409


Preferred stock issued in exchange for:
  Investment in entities with a major
    investment in the Company's stock           1,000,000       263,527       4,392,992       329,934
  Acquisition of assets                           660,015       840,479      14,010,773     5,105,752
  Payment of expenses                             412,516        11,110         185,205       116,254
  Future obligations                            1,852,788        83,987       1,400,062        76,575


Net loss for year                                      --            --              --            --
                                              -----------     ---------     -----------     ---------



BALANCE AT, December 31, 1995                 $10,834,089     1,199,103     $19,989,032     5,636,924
                                              ===========     =========     ===========     =========


                                            Preferred Stock
                                            ---------------
                                               Series "C"
                                              -----------        Other          Accumulated
                                                 Amount          Items            Deficit            Total
                                              -----------     ------------      ------------      ------------

BALANCE AT, inception from (June 9, 1993)
  to December 31, 1995                        $        --     $         --      $         --      $         --


Issued common stock for expenses paid by
  sole shareholder and related parties                 --               --                --           610,000


Net loss from inception (June 9, 1993) to
  December 31, 1993                                    --               --        (1,001,053)       (1,001,053)
                                              -----------     ------------      ------------      ------------

BALANCE AT, December 31, 1993                          --               --        (1,001,053)         (391,053)


Common stock issued in exchange for:
  License                                              --               --                --                --
  Debt                                                 --               --                --           139,860


Preferred stock issued in exchange for:
  Debentures                                           --               --                --           428,000
  Related party debt                                   --               --                --         2,500,000

Sold preferred stock                                   --               --                --         1,052,982

Net loss for year                                      --               --        (4,151,792)       (4,151,792)
                                              -----------     ------------      ------------      ------------

BALANCE AT, December 31, 1994                          --               --        (5,152,845)         (422,003)

Common stock issued in exchange for:
  Services and security                                --               --                --             5,222
  LNN Communications                                   --               --                --                --
  Earl S. Kim                                          --               --                --        12,500,000


Common stock redeemed:
  Earl S. Kim                                          --               --                --       (12,500,000)


Sold preferred stock                              140,179               --                --         3,067,918


Preferred stock issued in exchange for:
  Investment in entities with a major
    investment in the Company's stock           5,500,000      (10,892,992)               --                --
  Acquisition of assets                        85,112,869               --                --        99,783,657
  Payment of expenses                           1,937,947               --                --         2,535,668
  Future obligations                            1,276,505       (4,529,639)               --              (285)


Net loss for year                                      --               --       (16,779,850)      (16,779,850)
                                              -----------     ------------      ------------      ------------


BALANCE AT, December 31, 1995                 $93,967,500     $(15,422,631)     $(21,932,695)     $ 88,190,327
                                              ===========     ============      ============      ============

See accountants' report on reviewed financial statements and notes to financial statements.

                          WINCOM CORP. AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)

                       STATEMENTS OF STOCKHOLDERS' EQUITY
                 FROM INCEPTION (JUNE 9, 1993) TO JUNE 30, 1996


                                                       Common Stock                         Series "A"
                                                  ----------------------      Paid-In       ----------
                                                    Shares       Amount       Capital         Shares
                                                  ----------     -------     ---------       -------

BALANCE AT, December 31, 1995                     55,342,000     $55,342     $ 699,690       656,979

Sold stock                                           129,000         129         3,996       193,042

Preferred issued (cancelled) in exchange for:
  Investment in entities with a major invest-
    ment in the Company's stock                           --          --            --            --
  Void purchase of investments with
    stock                                                 --          --            --       (59,988)
  Acquisition of assets                                   --          --            --         1,500
  Payment of expenses                                100,000         100            --         3,240
  Future obligations                               1,465,000       1,465            --        22,689
  Preferred "D" issued to shareholders as
    incentive (Note 13)                                   --          --            --            --

Issuance of Founder shares                        16,200,000      16,200       (16,200)           --

Net loss                                                  --          --            --            --
                                                  ----------     -------     ---------       -------


BALANCE AT, June 30, 1996                         73,236,000     $73,236     $ 687,486       817,462
                                                  ==========     =======     =========       =======


                                                                                     Preferred Stock
                                                                     ------------------------------------------
                                                   Series "A"                Series "B"               Series "C"
                                                  ------------       ---------------------------      ---------
                                                     Amount           Shares           Amount           Shares
                                                  ------------       ---------      ------------      ---------

BALANCE AT, December 31, 1995                     $ 10,834,089       1,199,103      $ 19,989,032      5,636,924


Sold stock                                           3,179,840              --                --             --


Preferred issued (cancelled) in exchange for:
  Investment in entities with a major invest-
    ment in the Company's stock                             --         578,884         9,649,997             --
  Void purchase of investments with
    stock                                           (1,000,000)       (585,483)       (9,760,009)            --
  Acquisition of assets                                 25,005              --                --         66,605
  Payment of expenses                                   54,011             800            13,336        238,956
  Future obligations                                   378,227           2,999            49,993         22,499
  Preferred "D" issued to shareholders as
    incentive (Note 13)                                     --              --                --             --


Issuance of Founder shares                                  --              --                --             --


Net loss                                                    --              --                --             --
                                                  ------------       ---------      ------------      ---------


BALANCE AT, June 30, 1996                         $ 13,471,172       1,196,303      $ 19,942,359      5,964,984
                                                  ============       =========      ============      =========


                                                             Preferred Stock
                                                  -----------------------------------------
                                                  Series "C"             Series "D"
                                                  -----------     -------------------------
                                                    Amount         Shares          Amount
                                                  -----------     ---------     -----------

BALANCE AT, December 31, 1995                     $93,967,500            --     $        --


Sold stock                                                 --            --              --


Preferred issued (cancelled) in exchange for:
  Investment in entities with a major invest-
    ment in the Company's stock                            --            --              --
  Void purchase of investments with
    stock                                                  --            --              --
  Acquisition of assets                             1,106,989     1,175,993      49,391,682
  Payment of expenses                               3,983,402        45,275       1,901,550
  Future obligations                                  375,058       123,933       5,205,186
  Preferred "D" issued to shareholders as
    incentive (Note 13)                                    --        11,875              --


Issuance of Founder shares                                 --            --              --


Net loss                                                   --            --              --
                                                  -----------     ---------     -----------


BALANCE AT, June 30, 1996                         $99,432,949     1,357,076     $56,498,418
                                                  ===========     =========     ===========


                                                      Other         Accumulated
                                                      Items            Deficit            Total
                                                  ------------      ------------      -------------

BALANCE AT, December 31, 1995                     $(15,422,631)     $(21,932,695)     $  88,190,327


Sold stock                                                  --                --          3,183,965


Preferred issued (cancelled) in exchange for:
  Investment in entities with a major invest-
    ment in the Company's stock                             --                --          9,649,997
  Void purchase of investments with
    stock                                                   --                --        (10,760,009)
  Acquisition of assets                                     --                --         50,523,676
  Payment of expenses                                       --                --          5,952,409
  Future obligations                                (6,009,929)               --                 --
  Preferred "D" issued to shareholders as
    incentive (Note 13)                                     --                --                 --


Issuance of Founder shares                                  --       (14,426,544)       (14,426,544)


Net loss                                                    --                --                 --
                                                  ------------      ------------      -------------


BALANCE AT, June 30, 1996                         $(21,432,560)     $(36,359,239)     $ 132,313,821
                                                  ============      ============      =============



                                      F-23

                        WINCOM CORP. AND SUBSIDIARIES
                        (A DEVELOPMENT STAGE COMPANY)

                     STATEMENTS OF CASH FLOWS (UNAUDITED)




















                                                        Six                Six             From Inception
                                                       Months Ended     Months Ended     (June 9, 1993) to
                                                        June 30,         June 30,            June 30,
                                                         1996              1995               1996
                                                     ------------        ---------        ------------


CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                           $(14,426,544)       $(440,849)       $(36,359,239)
  Items not affecting cash:
    Bad debt                                            1,009,837               --           1,009,837
    Depreciation                                               --               --              53,166
    Amortization of annuity discount                           --               --            (143,427)
    Expenditures paid by sole shareholder
      and related parties                                      --               --             610,000
    Loss on exchange of preferred shares                       --               --           2,500,000
    Expenses paid with issuance of stock                8,662,579               --          11,233,122
    Reserve on real estate held for investment                 --               --           8,000,000
  Decrease (increase) in assets:
    Prepaid expenses                                      241,024               --             134,365
  Increase (decrease) in liabilities:
    Accounts payable                                      187,029          116,957           1,267,473
    Accrued expenses                                      100,164               --           1,990,744
    Payroll taxes payable                                  24,310           21,450             493,312
                                                     ------------        ---------        ------------



Net cash used in operating activities                  (4,201,601)        (302,442)         (9,210,647)
                                                     ------------        ---------        ------------



CASH FLOWS FROM INVESTING ACTIVITIES:
  Net cash used for purchase of equipment                 (45,761)              --             (60,761)
  Acquisition of licenses and property rights             (44,500)              --             (44,500)
  Investment in unconsolidated related company            (25,559)              --             (25,559)
                                                     ------------        ---------        ------------



Net cash used in investing activities                    (115,820)              --            (130,820)
                                                     ------------        ---------        ------------



CASH FLOWS FROM FINANCING ACTIVITIES:
  (Repay) bank overdraft                                  151,937          (57,677)            151,937
  Sale of debentures payable                                   --               --             543,300
  Proceeds from notes payable                             665,720           63,870           1,227,949
  Net loans from (to) affiliated companies                (91,707)              --            (105,557)
  Net loans from (to) others                             (878,971)         (36,400)           (536,786)
  Issuance of preferred stock                           4,139,675          332,649           8,060,624
                                                     ------------        ---------        ------------



Net cash from financing activities                      3,986,654          302,442           9,341,467
                                                     ------------        ---------        ------------

                        WINCOM CORP. AND SUBSIDIARIES
                        (A DEVELOPMENT STAGE COMPANY)

                     STATEMENTS OF CASH FLOWS (UNAUDITED)




















                                                            Six             Six         From Inception
                                                        Months Ended     Months Ended  (June 9, 1993) to
                                                          June 30,         June 30,        June 30,
                                                            1996             1995           1996
                                                         -----------        -------       -----------

INCREASE (DECREASE) IN CASH                                 (330,767)            --                --

CASH at beginning of period                                  330,767             --                --
                                                         -----------        -------       -----------


CASH at end of period                                    $        --        $    --       $        --
                                                         ============       =======       ===========


SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

  Interest paid                                          $        --        $    --       $    66,264
                                                         ===========        =======       ===========


SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING AND
  FINANCING TRANSACTIONS:

  Loans paid by issuing preferred stock                  $   910,000        $    --       $ 1,110,000
                                                         ===========        =======       ===========


  Fixed assets acquired by issuing preferred stock
    Cost of assets                                       $ 2,502,327        $    --       $ 2,762,324
    Expensed                                                  85,892             --           115,894
    Cash paid                                                (45,761)            --           (60,761)
                                                         -----------        -------       -----------


  Preferred stock issued                                 $ 2,542,458        $    --       $ 2,817,457
                                                         ===========        =======       ===========


  Common stock issued in exchange for:
    Paid-in capital                                      $    16,200        $    --       $    76,100
    Loans payable                                                 --             --           139,860
                                                         -----------        -------       -----------


  Total                                                  $    16,200        $    --       $   215,960
                                                         ===========        =======       ===========

                        WINCOM CORP. AND SUBSIDIARIES
                        (A DEVELOPMENT STAGE COMPANY)

                     STATEMENTS OF CASH FLOWS (UNAUDITED)



                                                      Six               Six             From Inception
                                                  Months Ended      Months Ended      (June 9, 1993) to
                                                    June 30,           June 30,          June 30,
                                                     1996                1995              1996
                                                  ------------        ---------         -----------


SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING AND
  FINANCING TRANSACTIONS: (Continued)

  Preferred stock issued in exchange for:
    Broadcast licenses                            $ 11,106,762        $        --      $ 90,209,351
    Deposits on broadcast equipment build out               --                 --         4,600,080
    Real estate held for investment                  5,072,990                           36,431,335
    Entities with a major investment in
      the Company                                     (650,000)         1,365,000        10,892,992
    Annuities                                       (6,500,000)         5,785,000         6,500,000
    Property rights                                 12,000,030                 --        12,000,030
    Investment in unconsolidated related
      company                                        7,500,000                 --           615,973
    Accrued commissions                              1,328,024                 --         1,328,024
    Property and equipment                           3,148,869                 --         2,817,457
    Inventory                                          165,033                 --           603,687
    Payment of contract obligations                 13,683,000                 --        13,683,000
    Prepaid expenses                                   765,150            150,000           550,030
    Other licenses                                          --                 --           232,496
    Trust deed receivable                                   --                 --            49,151
    Loans receivable                                   656,562                 --           656,562
    Debentures                                              --                 --           428,000
                                                  ------------        -----------      ------------



  Total                                           $ 54,126,420        $ 7,300,000      $102,129,956
                                                  ============        ===========      ============


  Contract obligation issued for:
    Broadcast licenses                            $ 21,453,000        $        --      $ 33,953,000
    Real estate                                      1,183,000                 --         1,183,000
                                                  ------------        -----------      ------------



  Total                                             22,636,000                 --        35,136,000
                                                  ============        ===========      ============



  Installment obligations to FCC assumed          $     54,000        $        --      $ 16,511,650
                                                  ============        ===========      ============


See accountants' report on reviewed financial statements and notes to financial statements.

                        WINCOM CORP. AND SUBSIDIARIES
                        (A DEVELOPMENT STAGE COMPANY)

                        NOTES TO FINANCIAL STATEMENTS


1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      ORGANIZATION AND OPERATIONS


      WINCOM Corp. was incorporated in the State of Delaware on June 9, 1993 and until August 7, 1996 was named World Integrated Network of Companies, Inc. Prior to May 6, 1996, the Company was named World Interactive Network and prior to August 4, 1994, the Company was named LMN Studios, Inc.

      PRINCIPLES OF CONSOLIDATION


      The consolidated financial statements include the accounts of the Company and the following wholly-owned subsidiaries:

        Bayshore Interactive Partners                         P. Kouri Corp
        Capital Hills Development Corporation                 P.A.W. Inc.
        Capital Hills Holding                                 Pacific Inter-Neighborhood Network, Inc.
        Central Inter-Neighborhood, Inc.                      Shaker IVDS Partners, Inc.
        Interactive Innovations Corp.                         South Central Inter-Neighborhood Network, Inc.
        L.C.I. Investments, Inc.                              South Eastern Inter-Neighborhood Network, Inc.
        LNN Intellectual Properties                           South Western Inter-Neighborhood Network, Inc.
        Mager, Inc.                                           Toma Kouri Corp.
        Midwestern Inter-Neighborhood Network, Inc.           V.W.Y. Thermal, Inc.
        North Central Inter-Neighborhood Network, Inc.        WCI Partners, Inc.
        North Eastern Inter-Neighborhood Network, Inc.        Westborn Development

      The consolidated subsidiaries hold ownership of real estate and broadcast licenses pending the close of the proposed sale described in Note 15. They are not actively engaged in business. All significant intercompany transactions and balances have been eliminated in consolidation. The interim amounts are not necessarily indicative of the results of operations for a full fiscal year.

      NATURE OF OPERATIONS


      The Company is currently in the development stage of operations concentrating its efforts on raising capital, product research and development, marketing its services, seeking acquisitions, and acquiring the necessary assets to begin business operations.


      The Company has acquired most of its assets by issuing its preferred stock in acquisitions which are contingent upon the close of an agreement involving the merger of the Company, as described in Note 15. Should that transaction not close, those transactions could reverse, canceling the preferred stock and returning the assets. See Note 17.

                        WINCOM CORP. AND SUBSIDIARIES
                        (A DEVELOPMENT STAGE COMPANY)

                        NOTES TO FINANCIAL STATEMENTS


1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      COMMUNICATIONS LINE OF BUSINESS

      The Company is acquiring FCC Interactive Video and Data Services (IVDS) licenses to offer services with utility based applications, cable television applications and direct broadcast satellite applications.

      MEDIA LINE OF BUSINESS

      The Company intends to create, develop, finance and produce "new media" entertainment, home shopping and interactive television programming to be aired over a new network to bear the call letters "WINCO". "New media" is the business of providing audio, video and graphical content for cable, broadcast, CD-Rom and on-line services for entertainment, information, merchandising, advertising and educational services. The Company is acquiring FCC Low Power Television (LPTV) and Multiple Multi-Point Distribution Services (MMDS) licenses related to future programming distribution.

      REAL ESTATE

      The Company has invested in California real estate, as a capital reserve, with the intent of either disposing of the properties or using the properties as collateral for investment capital to fund future operations.

      USE OF ESTIMATES

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amount of the revenues and expenses during the period. Actual results could differ from those estimates.

      INVENTORY

      Inventory is valued using the first-in, first-out (FIFO), lower of cost or market method.

                        WINCOM CORP. AND SUBSIDIARIES
                        (A DEVELOPMENT STAGE COMPANY)

                        NOTES TO FINANCIAL STATEMENTS


1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      LICENSES


      FCC licenses are amortized using the straight-line method over the original license term beginning when they are placed in service.


      FURNITURE AND EQUIPMENT


      Furniture and equipment is stated at cost, depreciation is computed using straight-line methods of depreciation over the estimated useful lives of the assets which range from three to seven years.

      INVESTMENTS IN UNCONSOLIDATED COMPANIES


      The Company recorded investment in a real estate limited liability company at cost, adjusted for the Company's proportionate share of its undistributed earnings or losses (equity method). The Company's investment in Innovative Marketing Ventures, Inc. and Command Performance Network, Inc. have been recorded, at cost, as an offset to stockholder's equity because those companies' major assets are WINCOM Corp. preferred stock.

      INTANGIBLES


      All intangibles are amortized using the straight-line method and are continually evaluated by management based upon the estimated discounted cash flow expected from the intangible to determine if its carrying value will be realized.

      FINANCIAL INSTRUMENTS AND CREDIT RISK


      The Company is currently dependent on its ability to raise and maintain capital. It is entering a media and technology based development stage market and will be subject to a competitive industry throughout the United States.


      In addition, the Company is a party to financial instruments, which include investment in and loans to/from related companies and a trust deed. Those instruments involve, to varying degrees, elements of credit risk. The Company's exposure to credit loss in the event of nonperformance by the other party to the financial instrument is represented by the amount recognized on the financial statements. The Company does not have a policy of requiring collateral to support financial instruments subject to credit risk.

                                                   WINCOM CORP. AND SUBSIDIARIES
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                   NOTES TO FINANCIAL STATEMENTS


1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)


      INCOME TAXES


      The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109. Deferred income taxes are provided on timing differences between financial statement and income tax reporting. The Company's temporary differences are due to capitalization and amortization of start-up costs, net operating losses and depreciation of fixed assets.

      CASH

      Cash consists of demand deposit accounts only.

      INTERIM FINANCIAL INFORMATION

      The interim financial statements for six-month periods ended June 30, 1996, and June 30, 1995, are unaudited. In the opinion of management, such statements reflect all adjustments (consisting only of normal recurring adjustments) necessary for a fair representation of the results of the interim periods. The results of operations for the six-month period ended June 30, 1996 are not necessarily indicative of the results for the entire year.

2.    PROPERTY RIGHTS


      On March 5, 1996, the Company agreed to purchase from Maestro Holding Corporation all the rights, title and interest in all the recordings, discs, tapes and catalogues belonging to Maestro. The purchase price, equaling $12,000,030, was originally by agreement to be paid in Struthers common stock. As of May 31, 1996, Maestro agreed to take WINCOM Series "D" cumulative preferred stock (see Note 17).

                        WINCOM CORP. AND SUBSIDIARIES
                        (A DEVELOPMENT STAGE COMPANY)

                        NOTES TO FINANCIAL STATEMENTS


3.    NOTE RECEIVABLE

      On May 31, 1996, the Company sold to its majority stockholder, Winco Corporation, a Delaware corporation, real estate, two subsidiary corporations, automobiles, equipment, inventory and rights to certain other assets. As consideration, the Company received a note in the amount of $7,959,595. The note bears interest at ten percent (10%) per annum with the principal and all accrued interest due and payable on or before June 1, 1999. Winco Corporation has pledged 397,980 shares of their Struthers common stock as security on the note and has granted WINCOM a secured interest in the assets transferred.

      Additionally, Winco Corporation assumed responsibility for the following leases:

      A.  Residential property at 621 Stone Canyon, Los Angeles, California

      B. Office space at 1825 Century Park East, Suite 930, Los Angeles, California

      C.  All automobile leases.

                        WINCOM CORP. AND SUBSIDIARIES
                        (A DEVELOPMENT STAGE COMPANY)

                        NOTES TO FINANCIAL STATEMENTS


4.    REAL ESTATE HELD FOR INVESTMENT


      Real estate held for investment at June 30, 1996 is summarized as follows:




                                                                                            June 30,      December 31,
                                                                                              1996            1995
                                                                                              ----            ----
           Name              Date          Location         Type               Liens          Cost            Cost
           ----              ----          --------         ----            ----------    -----------    -----------
      Erhart/Walker        05/26/95    Adelanto           Lots               $   30,000    $   175,002    $   175,002
      Tulare-Willow
        Springs            08/11/95    Orosi              91 Lots               147,750        864,506        864,506
      Tulare Krause        08/04/95    Springville        Lots                   33,850        204,208        204,208
      Fresno-Katzman/
      Krause               06/17/95    Kerman             High school (ab)      221,000      2,000,000      2,000,000
      Fresno BIG           06/27/95    Fresno             Elementary (ab)            --        699,981        699,980
      Adelanto-Brooks      06/06/95    Adelanto           Lots                       --        379,992        379,992
      Penner               07/18/95    San Bernardino     Lots                       --        250,009        250,009
      Capital Hills
        Holding            08/31/95    Kern               Lots                  125,000      6,860,705      6,860,705
      Capital Hills Dev.   08/31/95    Kern               Lots                  125,000      6,860,705      6,860,705
      P. Kouri Corp.       08/31/95    San Bernardino     Lots                   70,000      1,059,995      1,059,995
      L.C.I. Investments   08/31/95    Fresno             Lots                  130,000      2,316,196      2,316,196
      Pudwill Commercial   10/12/95    Santa Monica       4 Office Bldgs.     1,450,000      3,683,333      2,333,333
      Pudwill Lot          10/12/95    Santa Maria        Lot                   250,000      1,649,997      1,399,997
      Karadetian
        (Deposit)          11/06/95    Belair             Lots                       --        100,020        100,020
      Westborn
        Development        11/10/95    Santa Marcos       Lots                       --      2,600,004      2,600,004
      Petty Trust          12/27/95    Riverside          Lots                       --      1,100,004      1,100,004
      3HB International    05/31/96    Cleveland          Commercial             88,000      5,000,016      5,000,016
      Toma/Kouri Corp.     01/04/96    Loma Linda         Land                        0      1,183,000      1,183,000
                                                                             ----------    -----------    -----------


                                                                             $2,670,600    $36,987,673    $35,387,672
      Reserved Real
      Estate held for
      investment                                                                     --     (8,000,000)    (8,000,000)
                                                                             ----------    -----------    -----------


                                                                             $2,670,600    $28,987,673    $27,387,672
                                                                             ==========    ===========    ===========

                        WINCOM CORP. AND SUBSIDIARIES
                        (A DEVELOPMENT STAGE COMPANY)

                        NOTES TO FINANCIAL STATEMENTS


4.    REAL ESTATE HELD FOR INVESTMENT (Continued)

      The liens on the real estate acquired remain the obligation of the seller; therefore, they are not reflected as a liability of the Company.

      The Company acquired the real estate by issuing shares of WINCOM's Series "B", "C" and "D". Cumulative Convertible Preferred Stock and recorded the acquisition at the liquidation value of the preferred stock issued. Management has estimated that the properties can be sold for at least their recorded value.

      However, it is reasonably possible estimates of the recorded value may change in the near term.

      In recognition of the potential for continued uncertainty in the California real estate market the Company has provided for a general reserve of $8,000,000 against real estate held for investment.

      These transactions are subject to reversal if the transaction described in
      Note 15 does not close, also see Note 17.

5.    SHARES ISSUED TO ENTITIES WITH A MAJOR INVESTMENT IN THE COMPANY'S STOCK

      The Company has acquired stock of two companies by exchanging shares. As a result of these transactions, those companies have a significant investment in the Company's stock as one of their major assets, the cost has been reflected as an offset to the equity section. The transactions are as follows:

      INNOVATIVE MARKETING VENTURES

      The Company acquired 28% of the outstanding stock of Innovative Marketing Ventures on May 28, 1995 by issuing 200,000 shares of the Company's Series "B" 7.5% Cumulative Convertible Preferred Stock valued at $3,334,000. The transaction was accounted for on the cost basis.

      Innovative Marketing Ventures manufactures and distributes water boards, snow boards, skateboards and related apparel products. Their total assets as of June 30, 1995 total approximately $4,700,000 and their stockholder's equity is approximately $4,100,000. Included in their assets and equity is $3,334,000 World Network of Companies, Inc. stock, $360,000 is intangibles.

                        WINCOM CORP. AND SUBSIDIARIES
                        (A DEVELOPMENT STAGE COMPANY)

                        NOTES TO FINANCIAL STATEMENTS


5. SHARES ISSUED TO ENTITIES WITH A MAJOR INVESTMENT IN THE COMPANY'S STOCK (Continued)

      COMMAND PERFORMANCE NETWORK (CPN)

      The Company issued 59,988 shares of its Series "A" Cumulative Convertible Preferred Stock and 329,934 shares of its Series "C" Cumulative Convertible Preferred Stock for a total consideration of $6,500,000 in connection with a memorandum of understanding dated June 7, 1995.

      On November 17, 1995, the Company agreed to accept CPN Series "A" preferred shares that are convertible into two common shares for each preferred share when either (i) CPN is able to liquidate all of the preferred stock it has received from the Company or (ii) the Company redeems for cash its preferred stock for $6.00 per share. In consideration for this change, the Company was relieved of its obligation to provide any additional financing.

      CPN is also a development stage company and is preparing to produce a sports information channel for cable television, satellite broadcast and the internet.

      As of July 31, 1995, the assets and stockholders' equity of Command Performance Network, Inc. were comprised primarily of the World Interactive Network, Inc. stock and Command Performance Network, Inc. subscriptions receivable.

6.    INVESTMENT IN UNCONSOLIDATED COMPANIES

      The Company acquired 50 percent ownership in a limited liability company which holds real estate. The other 50 percent owner is the manager of the company. The original cost of the investment was recorded at the liquidation value of the shares issued to acquire the Company's interest.

      During June of 1996, the Company acquired a 50 percent ownership interest in RTT, Inc. The Company issued 449,910 shares of Series "B" Cumulative Convertible Preferred Stock for consideration of $7,500,000. The original cost of the investment was recorded at the liquidation value of the shares issued to acquire the Company's interest.

                        WINCOM CORP. AND SUBSIDIARIES
                        (A DEVELOPMENT STAGE COMPANY)

                        NOTES TO FINANCIAL STATEMENTS


7.    PROPERTY AND EQUIPMENT

      The property and equipment is comprised as follows:

                                                     June 30,         December 31,
                                                       1996               1995
                                                   ----------           --------
                                                      Amount             Amount
                                                   ----------           --------

      Vehicles                                     $       --           $259,997
      Broadcast equipment                           2,533,412                 --
      Software                                          5,500                 --
                                                   ----------           --------

                                                    2,538,912            259,997

      Less accumulated depreciation                     2,326             53,166
                                                   ----------           --------


                                                   $2,536,586           $206,831
                                                   ==========           ========

                        WINCOM CORP. AND SUBSIDIARIES
                        (A DEVELOPMENT STAGE COMPANY)

                        NOTES TO FINANCIAL STATEMENTS


8.    BROADCAST LICENSES

      The Company has acquired broadcast licenses in non-cash transactions primarily in exchange for the World Integrated Network of Companies, Inc.'s Series "C" & "D" Cumulative Convertible Preferred Stock and assumption of installment obligations to the FCC. A summary of the licenses acquired along with their cost is as follows:

                                                                                       June 30,    December 31,
                          Acquisition                   Shares         Debt              1996          1995
                                                                                    ------------     -------
            Name             Date        Type    No.    Issued        Assumed            Cost          Cost
            ----          -----------    ----    ---    ------        -------            ----          ----

      Eagle                  08/31/95     IVDS    15       599,880    $2,957,000    $ 12,957,000     $ 12,957,000
      Earl S. Kim            12/29/95     MMDS     3       297,619            --      12,500,000       12,500,000
      Elleron                07/21/95     IVDS    12       450,240     2,223,000       9,728,501        9,728,501
      Shaker Partners        08/31/95     IVDS     9       286,865     2,538,000       7,320,039        7,320,039
      Rose Regency           06/09/95     IVDS     9       334,738     1,246,000       6,826,082        6,826,082
      Micro-Lite             08/31/95     MMDS    12       359,964            --       4,150,830        6,000,600
      WCI                    08/31/95     IVDS     3       214,414     1,545,000       5,119,281        5,119,281
      21st Century Inter-
        active               08/17/95     IVDS     7       189,516     1,476,000       4,635,232        4,635,232
      Interactive Innova-
        tions                08/31/95     IVDS     5       160,551     1,100,000       3,776,385        3,776,385
      Interactive Control    08/31/95     IVDS     2       160,268       570,000       3,241,667        3,241,667
      IVIDCO                 08/17/95     IVDS     4        90,343       565,000       2,071,018        2,071,018
      I.V.D.S. Co.           02/01/96     IVDS     1       713,737             -      11,898,000                -
      WCA                    08/31/95     IVDS     8       103,703       296,250       2,024,979        2,024,979
      P.A.W.                 08/31/95     IVDS     5        76,036       582,000       1,849,521        1,849,521
      Mager Corp., Inc.      08/31/95     IVDS     1        59,785       456,000       1,452,616        1,452,616
      21st Century Group     08/31/95     IVDS     5        66,143       268,000       1,370,604        1,370,604
      Bay Shore              08/31/95     IVDS     3        45,884       262,000       1,026,886        1,026,886
      Georgia Felger         08/31/95     IVDS     4        48,135       133,400         935,810          935,810
      Emerging Tech.         08/31/95     IVDS     1        34,340       240,000         812,448          812,448
      20th Century           05/31/96     IVDS     1         7,346        54,000         362,532               --
      Low Power T.V.         02/16/96       TV    30        44,991            --         750,000               --
                                                                    ------------    ------------     ------------
                                                                    $ 16,511,400    $ 94,809,431     $ 83,648,669
                                                                    ------------    ------------     ------------
      Less portion of purchase price allocated to complete the
      minimum FCC required broadcast equipment build out                      --       4,600,080        4,600,080
                                                                    ------------    ------------     ------------
                                                                    $ 16,511,400    $ 90,209,351     $ 79,048,589
                                                                    ============    ============     ============

                        WINCOM CORP. AND SUBSIDIARIES
                        (A DEVELOPMENT STAGE COMPANY)

                        NOTES TO FINANCIAL STATEMENTS


8.    BROADCAST LICENSES (CONTINUED)


      The licenses are subject to certain benchmark requirements established by the FCC relating to commencing service. Should the required FCC benchmarks not be met, the license involved could be forfeited. In addition, the original licenses were granted at a discounted price to qualified buyers. When the licenses are transferred to the Company the FCC may disallow this discount. If the discount is not approved by the FCC the Company will owe an additional $3,915,750. Also, the transfer of ownership of the licenses is subject to FCC approval.


      The Company has recorded the acquisition of the licenses at the liquidation value of the stock plus the debt assumed. Management has estimated that the recoverable value of the licenses exceeds their recorded value. However, it is reasonably possible that the estimated value or the useful life of the licenses may change in the near term.


      Transfer of one of the licenses is dependent upon the completion of the build out of the equipment required by the FCC, unless a waiver is obtained from the FCC. The $4,600,080 of the purchase price allocated to broadcast equipment is the estimated cost to build out high power equipment. The cost of that equipment could increase by 400 percent should the geographical area require low power equipment rather than high power.


      Subsequent to year-end the Company and Micro-Lite Television revised the existing agreement to exchange certain television station licenses and therefore adjusted the purchase price to $4,150,830.


9.    INTELLECTUAL PROPERTY RIGHTS


      On April 5, 1994, the Company was granted a non-exclusive right to utilize certain technology referred to as the "Vault" in connection with its specialized interactive television programming. The license is for the full duration of the existence of the licensed technology. The Company issued 5,990,000 shares of common stock to its then sole shareholder to acquire the license.


      On June 30, 1995, the Company acquired the underlying intellectual property rights for the "Vault" technology by issuing 29,750,000 shares of common stock to its majority stockholder to acquire LNN Intellectual Properties, Inc.


      Generally accepted accounting principles require that the license and the underlying intellectual property rights, referred to above, be valued at the lower of predecessor cost (not including research and development costs) or recoverable value. The shareholder has represented that its cost in the technology was substantially research and development; therefore, generally accepted accounting principles require these assets be recorded at zero.

                        WINCOM CORP. AND SUBSIDIARIES
                        (A DEVELOPMENT STAGE COMPANY)

                        NOTES TO FINANCIAL STATEMENTS


10.   OTHER LICENSE


      On July 26, 1995, the Company purchased a license from Durand Communications, Inc. to be the sole and exclusive provider of TV generated content pertaining to direct response products and sources, including but not limited to television direct response formats and/or promotions which are to be reformatted for Internet Dial-Up (On Line) service, via the "MindWire" Network which license grants WIN-TV the exclusive right to list itself, through a dedicated "WIN" button, on the MindWire Network Navigator. The MindWire Network Navigator is a utility application used to assist end users in navigating MindWire Servers which have volunteered to become part of the MindWire Network. The MindWire Network is a linking of MindWire servers throughout the world via a feature called WIPLINK and the Internet.


      As consideration for the license, the Company agreed to issue 14,997 shares of its Series "C" Cumulative Convertible Preferred Stock valued at $232,497. In addition, the Company will pay a royalty on all promotions advertised on the WIN-TV MindWire. The royalty is approximately 5% of the net sales price.


11.   DEBENTURES AND DEMAND LOANS PAYABLE


      DEBENTURES PAYABLE


      During 1994 and 1993 the Company issued 12% participating debentures due one year from the issue date. During 1994 all except $115,300 of these debentures were exchanged for Preferred Series "A" shares. The remaining debentures are due on demand with interest payable monthly.


      DEMAND LOANS PAYABLE


      Demand loans payable at June 30, 1996 consist of $144,095 that the Company has borrowed from various individuals with no stated interest or payment terms, due on demand, and $1,598,852 of debt outstanding which bears interest at varying rates between 10% to 12% is due within the next twelve months and is secured by Pudwill Real estate.


12.   LONG-TERM DEBT - INSTALLMENT OBLIGATIONS TO FCC


      In connection with the acquisition of broadcast licenses, the Company has agreed to assume related installment obligations to the FCC. The obligations are payable in quarterly installments of interest only through December 31, 1996 and in equal payments of principal and interest through December 31, 1999. Interest on the obligations varies per license from
      7.125 to 7.71 percent.

                        WINCOM CORP. AND SUBSIDIARIES
                        (A DEVELOPMENT STAGE COMPANY)

                        NOTES TO FINANCIAL STATEMENTS


12.   LONG-TERM DEBT - INSTALLMENT OBLIGATIONS TO FCC (CONTINUED)


      The following is a summary of the principal maturity of long-term debt during the next five years.

      Year Ending
      December 31,                                     Amount
      ------------                                     ------

           1997                                  $    4,309,070
           1998                                       5,686,019
           1999                                       6,516,561
                                                 --------------
                                                 $   16,511,650
                                                 ==============



      Upon transfer of the licenses, the FCC may accelerate the required payments on this debt.


13.   STOCKHOLDERS' EQUITY


      The Company has authorized common and four series of preferred shares as follows:


      COMMON STOCK


      During 1995 the Company increased the number of authorized shares of common stock from 25,000,000 shares to 75,000,000 shares for the purposes of carrying out its business plan and to award certain key Officers, Directors and Consultants equity interests in the Company as partial compensation for services rendered. Of these shares, 5,222,000 were awarded as compensation totaling $5,222. The par value is .001.


      As of December 31, 1995, the issued and outstanding shares totaled 55,342,000 shares. At June 30, 1996 the total outstanding was 73,236,000.


      PREFERRED "A" STOCK


      On April 4, 1994, the Company authorized 900,000 shares of its $16.67 Series "A" Cumulative Convertible Preferred Stock. There were 656,979 shares issued and outstanding at December 31, 1995 and 817,462 outstanding at June 30, 1996. Each Series "A" share is convertible into two common shares. The shares accrue dividends at 10% per year. The Board of Directors has not authorized payment of accrued dividends.

                        WINCOM CORP. AND SUBSIDIARIES
                        (A DEVELOPMENT STAGE COMPANY)

                        NOTES TO FINANCIAL STATEMENTS


13.   STOCKHOLDERS' EQUITY (CONTINUED)

      PREFERRED "B" STOCK

      On March 23, 1995, the Company authorized 1,200,000 shares of its "B" series of preferred stock with an annual dividend of 7.5% and liquidation preference of $16.67. Each share is convertible into one and one-half common shares. As of December 31, 1995 and June 30, 1996, 1,199,103 and 1,196,303 shares respectively, of the Series "B" Preferred Stock were issued and outstanding.

      PREFERRED "C" STOCK

      On June 25, 1995, the Company authorized a "C" series of Cumulative Convertible Preferred Stock bearing an annual dividend yield of 7% and a liquidation preference of $16.67. Each share is convertible into two shares of common stock. As of December 31, 1995, the Company had 6,000,000 shares of its Series "C" authorized, and 5,636,924 shares issued, and outstanding. At June 30, 1996 there were 5,964,984 shares outstanding.

      CONVERSION FEATURE

      The Series "A", "B", "C" and "D" Cumulative Convertible Preferred Stock shall be convertible at the option of the holder upon the occurrence of an initial public offering of common stock underwritten pursuant to a registration statement filed under the Securities Act of 1933.

      PREFERRED "D" STOCK

      On June 11, 1996, the Company authorized 2,380,952 shares of its $42 Series "D" Cumulative Convertible Preferred Stock. There were 1,357,076 shares issued and outstanding at June 30, 1996. Each Series "D" share is convertible into one and one half common shares, with the restriction that the stock may not be converted for two years following the date of issuance, or until the Company's common stock has been trading at a price of $50 per share or more for nine consecutive days, which ever occurs first. The shares accrue dividends at 5% per year. The board of directors has not authorized payment of accrued dividends. At June 30, 1996, the Company issued 11,875 shares of Preferred "D" Stock to various investors as an inducement to purchase Preferred "A" stock. The shares of Preferred "D" Stock issued were recorded at a zero value.

                        WINCOM CORP. AND SUBSIDIARIES
                        (A DEVELOPMENT STAGE COMPANY)

                        NOTES TO FINANCIAL STATEMENTS


      ACCUMULATED PREFERRED DIVIDENDS


      Total accumulated but undeclared dividends are approximately as follows:



                                              June 30,             December 31,
                                                 1996                  1995
                                                 ----                  ----

      Series "A"                             $  929,773               $  890,939
      Series "B"                                677,587                1,040,836
      Series "C"                              5,787,055                2,606,512
                                             ----------               ----------
                                             $7,394,415               $4,538,287
                                             ==========               ==========


14.   INCOME TAXES


      As of December 31, 1995 and June 30, 1996, the net deferred income tax asset arising because of timing difference from the capitalization and amortization of start-up costs for tax accounting and due to the net operating loss carryforward was approximately $12,250,000. Because it is more likely than not that the deferred tax asset will not be realized, a valuation allowance of an equal amount has been used to offset the recognition in the financial statements.

      The Tax Reform Act of 1986 contains provisions which limit the federal net operating loss carryforwards available that can be used in any given year in the event of certain occurrences, which include significant ownership changes. The plans discussed in Note 15 could significantly limit the use of the net operating loss carryforward.

15.   AGREEMENT TO SELL - GOING CONCERN

      On May 25, 1995 (as amended in May 1996 and September 1996), the Company agreed to a merger with Struthers Industries, Inc. (Struthers) in exchange for approximately ninety-two percent of Struthers' issued and outstanding common stock on a fully diluted basis. See subsequent event note 17 for details of the sale.

                        WINCOM CORP. AND SUBSIDIARIES
                        (A DEVELOPMENT STAGE COMPANY)

                        NOTES TO FINANCIAL STATEMENTS


15.   AGREEMENT TO SELL - GOING CONCERN (CONTINUED)


      The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. At June 30, 1996 the Company has negative working capital of approximately $4,000,000 and accumulated losses of approximately $36,359,000 these conditions raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.


      Management has alternative plans to raise the capital needed to continue its development stage activities, however, there is no assurance that these plans will be successful. In addition, the Company has received $6,000,000 which is being held in escrow pending when certain conditions are met. When these conditions are ment, the $6,000,000 will be available to fund the operations of the Company.


16.   COMMITMENTS AND CONTINGENCIES


      SHARES ISSUED FOR FUTURE OBLIGATIONS


      The Company has issued Series "A", "B", "C" and "D" Cumulative Convertible Preferred Shares to secure payments of amounts due, as a retainer for future services or as a guarantee. Those shares are reflected as outstanding with a corresponding charge to equity until the consideration for the shares is realized. The shares issued are summarized as follows:


                                                                                      June 30,             December 31,
                                                                                       1996                    1995
                                                                                   ------------            -------------
      Guarantee Bond - Shares of the Company's Cumulative Convertible Preferred
       Stock had been issued as collateral for a one million dollar 5-year
       guarantee bond for Innovative Marketing Ventures                             $        --            $   1,000,000


      Legal Fees - The Company issued shares of the Company's Series "A" and shares of Series "B" Cumulative Convertible Preferred Stock as security
       for legal fees due and payable                                                   500,125                  500,000


      Retainers - The Company issued shares of Series "A", Series "B" and Series
       "C" preferred stock and shares of common stock to various individuals as retainers to guarantee the availability of their services. As of June 30,
       1996, no services have been utilized                                           7,109,054                3,029,639
                                                                                   ------------            -------------


                                                                                   $  7,609,179            $   4,529,639
                                                                                   ============            =============

                        WINCOM CORP. AND SUBSIDIARIES
                        (A DEVELOPMENT STAGE COMPANY)

                        NOTES TO FINANCIAL STATEMENTS


16.   COMMITMENTS AND CONTINGENCIES (CONTINUED)


      AGREEMENT TO DELIVER PUBLICLY TRADED SECURITIES


      The Company entered into agreements to acquire approximately $60,292,000 in assets. These assets were acquired through the issuance of preferred stock or by agreements to issue future publicly traded securities. During June 1996, substantially all agreements to issue future publicly traded securities were rescinded and were replaced with the issuance of Series "D" Cumulative Preferred Stock.


      REDEMPTION OF PREFERRED SHARES


      The Company has agreements with certain preferred stockholders holding 3,834,288 shares of Series "C" Cumulative Convertible Preferred Stock to exchange each share for two common shares of publicly traded stock after the closing of the transaction described in Note 15. If the shares are trading at less than $8.3125 per share, the Company has agreed to issue additional shares to result in a value of $16.625 per preferred share exchanged. The redemption would result in a decrease in stockholders' equity and an increase in the minority interest in consolidated assets.


17.   SUBSEQUENT EVENTS


      STRUTHERS MERGER


      On September 6, 1996, Struthers acquired 100 percent of the issued and outstanding common stock of the Company, from its sole stockholder WINCO Corp., in return for 92% of Struthers outstanding common stock. The completion of this sale satisfies the terms of the contingent asset purchases described in Notes 4, 8 and 15.


      PROPERTY RIGHTS


      On July 23, 1996 the Company sold $6,000,000 worth of its rights, title and interest in the recordings, discs, tapes and catalogs, purchased from Maestro Holding Corporation. As consideration, the buyer, New Visual Entertainment, Inc. a Utah Corporation, issued to the Company $6,000,000 worth of its preferred stock, having a liquidation value of $30 per share. The issuance shall be under a two-year certificate with a 3-to-1 conversion rate. Additionally, the Company will receive a 2.5% royalty, from the gross profits of New Visual Entertainment's business activity related to this transaction.

             SUMMARY CONSOLIDATED PRO FORMA COMBINED FINANCIAL DATA


        The following unaudited pro forma balance sheet presents the consolidated financial position of Struthers at June 30, 1996, assuming that the reverse acquisition of WINCOM and the sale of Rose International Ltd. had occurred as of June 30, 1996. The accompanying unaudited pro forma statement of operations give effect to the acquisition as if the acquisition took place on January 1, 1995.

        The following unaudited consolidated pro forma financial data should be read in conjunction with the separate historical financial statements and notes thereto of Struthers and WINCOM. The following unaudited consolidated pro forma financial data is presented for information purposes only and is not necessarily indicative of the results of future operations of the entity or the financial results that would have been achieved had the acquisition been consummated on the dates presented.

                          STRUTHERS INDUSTRIES, INC.
                        PROFORMA FINANCIAL INFORMATION
                                June 30, 1996

                                                                                  Sale of         Proforma           Proforma
BALANCE SHEET                                    Struthers        Wincom         Rose Intl.       Adjustments        Combined
                                                 ----------     -----------      ---------        ----------        -----------

ASSETS
Current Assets
   Cash                                             582,981                        295,415                              287,566
   Equity securities                                104,183                                                             104,183
   Receivables, net                               1,555,029                      1,074,908         4,000,000(2)       4,480,121
   Inventories                                    1,810,403                      1,695,417                              114,986
   Loans receivable                                                 164,371                                             164,371
   Other assets                                     149,880       1,173,589         36,544                            1,286,925
                                                 ----------     -----------      ---------        ----------        -----------

      Total Current Assets                        4,202,476       1,337,960      3,102,284         4,000,000          6,438,152

Property and equipment, net                       7,050,315       2,536,586      6,316,632                            3,270,269

Broadcast licenses                                               90,209,351                                          90,209,351
Deposits on broadcast equipment buildout                          4,600,080                                           4,600,080
Real estate held for investment                                  28,987,673                                          28,987,673
Property rights                                                  12,000,030                                          12,000,030
Investment in unconsolidated related company                      8,141,532                                           8,141,532
Goodwill                                          2,357,825                      2,357,825                                    0
Loans receivable from related parties                             8,065,152                                           8,065,152
Other                                               834,796         326,148        309,796                              851,148
                                                 ----------     -----------      ---------        ----------        -----------

      Total Assets                               14,445,412     156,204,512     12,086,537         4,000,000        162,563,387
                                                 ==========     ===========      =========        ==========        ===========

LIABILITIES AND STOCKHOLDERS EQUITY
Current Liabilities
   Accounts payable and accrued liabilities       1,301,468       2,423,508        726,616                            2,998,360
   Accrued settlement                             3,250,000                                                           3,250,000
   Debentures payable                                               115,300                                             115,300
   Demand loans payable                                           1,742,947                                           1,742,947
   Bank overdraft                                                   151,937                                             151,937
   Current portion of long-term debt                199,729                        100,567                               99,162
                                                 ----------     -----------      ---------        ----------        -----------

      Total Current Liabilities                   4,751,197       4,433,692        827,183                            8,357,706

Long term obligations                               710,276      16,511,650        168,302                           17,053,624

Minority interest                                   241,669                        241,669

Commitment and contingencies

Stockholders Equity
   Common stock and
      Additional paid in capital                 37,143,604         760,722                      (35,132,543)(1)      2,771,783
   Preferred stock                                              189,344,898                                         189,344,898
   Stock subscription receivable                   (210,000)       (135,010)                                           (345,010)
   Shares issued for future obligations                          (7,609,179)                                         (7,609,179)
   Shares issued to entities with a major
     Investment in the Company's stock                          (10,743,022)                                        (10,743,022)
   Foreign currency translation adjustment          (36,502)                       (36,502)                                   0
   Accumulated deficit                          (28,154,832)    (36,359,239)       (45,913)       28,200,745 (1)    (36,267,413)
                                                 ----------     -----------      ---------        ----------        -----------
      Total Stockholders Equity                   8,742,270     135,259,170        (82,415)       (6,931,798)       137,152,057

Total Liabilities and Stockholders Equity        14,445,412     156,204,512      1,154,739        (6,931,798)       162,563,387
                                                 ==========     ===========      =========        ==========        ===========

                                                                        Six months ended June 30, 1996

                                                                                   Sale of       Proforma         Proforma
STATEMENT OF OPERATIONS                           Struthers       Wincom          Rose Intl.    Adjustments       Combined
                                                  ---------     ----------        ---------     ----------       -----------

Revenues                                          4,139,790          7,310        3,445,951                          701,149

Cost of Sales                                     3,295,265                       2,554,466                          740,799
                                                  ---------     ----------        ---------     ----------       -----------

   Gross profit                                     844,525          7,310          891,485                        1,743,320

Selling, General and Administrative               1,226,426     11,655,284          594,398                       12,287,312
Interest                                            132,559                          27,051                          105,508
Settlement expense                                                                                                         0
Write-down on certain assets
Loss on sale of assets                               73,700                                     (6,931,798)(2)    (6,858,098)
Equity in joint venture losses                       71,847                          71,847                                0
Loss (gain) on equity securities                   (174,428)                       (167,172)                          (7,256)
Other income                                       (153,479)     2,778,570           (5,011)      (150,000)(3)     2,480,102
                                                  ---------     ----------        ---------     ----------       -----------
                                                  1,176,625     14,433,854          521,113     (7,081,798)        8,007,568

Loss from continuing operations before
     income tax expense and minority interest      (332,100)   (14,426,544)         370,372      7,081,798        (6,264,248)
Income tax expense (benefit)                       (811,000)                       (811,000)                               0
                                                  ---------     ----------        ---------     ----------       -----------
                                                    478,900    (14,426,544)       1,181,372      7,081,798        (6,264,248)
Minority interest                                   (39,669)                        (39,669)                               0
                                                  ---------     ----------        ---------     ----------       -----------

Income (Loss) from continuing operations            439,231    (14,426,544)       1,141,703      7,081,798       (12,845,610)
                                                  =========    ===========        =========     ==========       ===========


                                                                        Year ended December 31, 1995

STATEMENT OF OPERATIONS

Revenues                                          1,623,694            11,530                                      1,635,224

Cost of Sales                                     1,563,933                                                        1,563,933
                                                 ----------       -----------     ---------     ---------        -----------

   Gross profit                                      59,761            11,530                                         71,291

Selling, General and Administrative               1,527,432         8,416,085                                      9,943,517
Interest                                             61,117                                                           61,117
Settlement expense                                3,750,000                                                        3,750,000
Write-down on certain assets                      1,019,634         8,000,000
Loss on sale of assets                                                                          (6,931,798)(2)    (6,931,798)
Equity in joint venture losses                                                                                             0
Loss (gain) on equity securities                     28,391                                                           28,391
Other income                                       (166,130)                                      (300,000)(3)      (466,130)
                                                 ----------       -----------     ---------     ----------       -----------
                                                  6,220,444        16,416,085                   (7,231,798)        6,385,097

Loss from continuing operations before
     income tax expense and minority interest    (6,160,683)      (16,404,555)                   7,231,798        (6,313,806)
Income tax expense (benefit)                      1,208,000                                                        1,208,000
                                                 ----------       -----------      ---------    ----------       -----------
                                                 (7,368,683)      (16,404,555)                   7,231,798        (7,521,806)
Minority interest                                         0                                                                0
                                                 ----------       -----------      ---------    ---------        -----------

Loss from continuing operations                  (7,368,683)      (16,404,555)             0     7,231,798       (23,773,238)
                                                 ==========       ===========      =========    ==========       ===========

Notes:

 1. Adjustment to reflect the acquisition of WINCOM with WINCOM as the acquirer (reverse acquisition).

 2. Assumes the sale of Rose International Ltd at the June 30 balance sheet date for a note receivable of $4,000,000.

 3. Assumes that the note receivable of $4,000,000 bears interest at 7.5% per annum.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         STRUTHERS INDUSTRIES  INC.



                                         By: /s/ Sean P. O'Keefe
                                            -----------------------------
                                             Sean P. O'Keefe, President




Date:  November 13, 1996